                                 Exhibit 10.1
                  The Savings Bank of Manchester Savings Plan

                        THE SAVINGS BANK OF MANCHESTER
                        ------------------------------

                                 SAVINGS PLAN
                                 ------------

                                     INDEX
                                     -----

                                                           Page
                                                           ----
ARTICLE I      Name and Effective Date                        1

ARTICLE II     Definitions                                    2

ARTICLE III    Employees Entitled to Participate             10

ARTICLE IV     Bank Contributions                            11

ARTICLE V      Allocation of Bank Contributions
               and of Net Earnings and Losses                13

ARTICLE VI     Deferral Contributions                        15

ARTICLE VII    Limitations on Contributions                  19

ARTICLE VIII   Limitations on Annual Additions               32

ARTICLE IX     Payment of Benefits                           38

ARTICLE X      Death Benefits                                43

ARTICLE XI     Termination of Participation,
               Loss of Employment Status and Vesting         48

ARTICLE XII    Applications for Benefits and Other
               Distribution Procedures                       50

ARTICLE XIII   Rollovers                                     53

ARTICLE XIV    Leave of Absence                              56

ARTICLE XV     Rights of Participant                         57

ARTICLE XVI    Plan Administrator                            60

ARTICLE XVII   The Trust Fund                                62

ARTICLE XVIII  Plan for Exclusive Benefit of Participants    62

ARTICLE XIX    Miscellaneous Provisions                      63

ARTICLE XX     Amendment                                     64

ARTICLE XXI    Termination of Plan                           65

ARTICLE XXII   Top-Heavy Plan Provisions                     66

ARTICLE XXIII  Participant Withdrawals                       72

ARTICLE XXIV   Joint and Survivor Benefits for Certain
               Participants                                  74

ARTICLE XXV    Participant's Voluntary Contributions         77

                                NINTH AMENDMENT
                                ---------------

                                      TO
                                      --

                        THE SAVINGS BANK OF MANCHESTER
                        ------------------------------

                                 SAVINGS PLAN
                                 ------------


     Pursuant to a resolution of its Board of Directors, THE SAVINGS BANK OF MANCHESTER, a mutual savings bank organized under the laws of the state Connecticut (the "Bank"), has adopted this Ninth Amendment to its Savings Plan, said Amendment to be in the form of a completely restated Plan as follows:



                               A R T I C L E  I
                               ----------------

                            Name and Effective Date
                            -----------------------


     Section 1.1 This Plan shall be known as "The Savings Bank of Manchester Savings Plan."

     Section 1.2 This Plan became effective as of January 1, 1985. This Amendment restating the Plan shall be effective as of January 1, 1989, except that:

     (a) The requirement for contributions to be made from annual net profits shall be eliminated effective for Plan Years beginning after 1985. The limits on deductions described in Section 4.4 are effective for taxable years beginning after 1986;

     (b) The provisions in Section 4.1 regarding eligibility for matching contributions are effective January 1, 1994;

     (c) The provisions of Section 6.4 shall be effective for calendar years beginning after 1986;

     (d) The provisions of Article VII shall be effective for Plan Years beginning after 1986;

     (e) The provisions of Article VIII shall be effective for limitation years beginning after 1986; and

     (f) The provisions of Sections 9.2(b)(ii), (iii) and (iv), 9.4 and 10.4 shall apply to calendar years beginning after 1984.

     Section 1.3 The provisions of Article XXII shall apply for any Plan Year in which this Plan is a top-heavy plan. Reference is made to Article XXII to determine whether this Plan is a top-heavy plan.



                               A R T I C L E  II
                               -----------------

                                  Definitions
                                  -----------


     When used in this Plan, the following terms have the meanings set forth below unless a different meaning is plainly required by the context:

     "Account" means a Regular Account, a Deferral Contributions Account, a Voluntary Account or a Rollover Account, as appropriate.

     "Act" means the Employee Retirement Income Security Act of 1974, as amended.

     "Affiliated Group" means a group of corporations or other entities of which the Bank is a member, determined under Section 414 of the Code, modified for purposes of Section 415 of the Code by Section 415(h).

     "Anniversary Date" means December 31 of each Plan Year.

     "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable as an annuity, the date on which all events have occurred that entitle the recipient to receive such benefit.

     "Application for Benefits" means the form provided by the Plan Administrator which shall be completed by an individual in order to receive benefits hereunder.

     "Bank" means The Savings Bank of Manchester or any other entity which shall assume the obligations of this Plan with respect to its employees, and any successor thereof.

     "Beneficiary" means any individual, trust, estate or other recipient entitled to receive death benefits hereunder, on either a primary or a contingent basis.

     "Break in Service" means, for Plan Years before 1994, the failure of an individual to complete more than 500 Hours of Service during a Plan Year, and, for Plan Years after 1993, the failure of an individual to be credited with an Hour of Service during a Plan Year. A Break in Service shall be deemed to occur as of the last day of the applicable Plan Year.

     "Code" means the Internal Revenue Code of 1986, as amended.

     (a) "Compensation" means wages, as defined in Section 3401(a) of the Code, and other compensation received by a Participant during a Plan Year which are reportable in Box 10 (or, for Plan Years after 1992, Box 1) on IRS Form W-2 (Wage and Tax Statement) for such Plan Year. Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages on the basis of the nature or location of the employment or the services performed. Compensation also includes the following with respect to a Participant during a Plan Year:

        (i) amounts contributed at the election of the Participant to an employee benefit plan under an arrangement described in Section 125 or 401(k) of the Code, to a simplified employee pension under an arrangement described in Code Section 408(k)(6) or for an annuity contract described in Code Section 403(b) (tax-sheltered annuity);

        (ii) amounts deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

        (iii) employee contributions treated as employer contributions under Code Section 414(h)(2) (government pick-ups).

     (b) The Compensation of a Participant taken into account under the Plan for a Plan Year shall not exceed $200,000 (or, for Plan Years after 1993, $150,000), as adjusted under Section 401(a)(17) of the Code. In the case of a Plan Year that is less than 12 months, the dollar limitation shall be the amount determined by multiplying the dollar amount described in the preceding sentence by a fraction with a numerator equal to the months of the Plan Year and a denominator equal to 12. In the case of a Participant who commences or ceases participation in the Plan on a date other than the first or last day of the Plan Year, no adjustment shall be made to the limitation described in the preceding sentence. The Compensation of a Highly Compensated Employee who owns more than a 5% interest in the Bank or any member of the Affiliated Group, determined in accordance with the ownership rules set forth in the definition herein of a Highly Compensated Employee, or who is one of the 10 highest paid Highly Compensated Employees shall be computed under the rules of Section 414(q)(6) of the Code, except that, in applying such rules for purposes of the limitation described in the first sentence of this subsection, the term "family" shall include only the spouse of the individual and lineal descendants who have not attained 19 years of age before the end of the Plan Year. If, for purposes of the limitation described in the first sentence of this subsection, the Compensation of a Highly Compensated Employee has been computed by taking into account the earnings of family members and the amount so computed exceeds such limitation, such limitation shall be allocated among such Highly Compensated Employee and such family members in the proportion that each such individual's Compensation, determined without regard to this subsection, bears to the aggregate Compensation, determined without regard to this subsection, of all such individuals.

     "Contract" means any type of contract issued by an Insurer.

     "Deferral Contributions" means the contributions to the Trust Fund made by the Bank on behalf of a Participant pursuant to a deferral election under
Article VI.

     "Deferral Contributions Account" means the account kept for each Participant reflecting the Participant's share of the Deferral Contributions under Article VI, including net earnings or losses thereon.

     "Disabled Participant" means a Participant or Terminated Participant who, while having Employment Status, has become permanently and totally incapable of engaging in any occupation or employment for the Bank for physical or mental reasons. Such disability shall be deemed to exist only if an Application for Benefits is filed with the Plan Administrator by or on behalf of such individual within one year after separation from service with the Bank and in the manner required by Section 12.2.

     "Eligibility Date" means January 1 of each Plan Year after 1991 and January 1 and July 1 of each Plan Year before 1992.

     "Employee" means, for Plan Years after 1991, an individual performing services for the Bank as a common law employee. Such an individual's status as an Employee shall commence on the individual's Employment Commencement Date.
The individual shall thereafter be deemed to be an Employee for each Plan Year in which he or she is credited with an Hour of Service. An individual who ceases to be an Employee shall again become an Employee on the date on which he or she is next credited with an Hour of Service. For Plan Years before 1992, an "Employee" was an individual performing services for the Bank as a common law employee who was credited with at least 1,000 Hours of Service in the 12-month period commencing on the individual's Employment Commencement Date. A common law employee of the Bank who failed to complete 1,000 Hours of Service during such period became an Employee for the first Plan Year before 1992 during which such individual was credited with at least 1,000 Hours of Service. An individual's status as an Employee commenced on the first day of the appropriate 12-month period and the individual continued to be an Employee for each Plan Year before 1992 for which more than 500 Hours of Service were credited. A Leased Employee may not be considered an Employee.

     "Employment Commencement Date" means the first day on which an individual is credited with an Hour of Service as a common law employee of the Bank.

     "Employment Status" means the status of an individual who is employed by the Bank on a current basis or whose employment with the Bank has been interrupted on a temporary or seasonal basis.

     "Highly Compensated Employee" means an individual who is a common law employee of the Bank and who is described in subsection (a), determined in accordance with the rules set forth in subsection (b).

     (a) An individual is described in this subsection for a Plan Year if such individual is not described in subsection (b)(vi) and such individual:

          (i) owns more than a 5% interest in the Bank or any other member of the Affiliated Group;

          (ii) receives earnings from the Affiliated Group in excess of $75,000;

          (iii) receives earnings from the Affiliated Group in excess of $50,000 and is included in the 20% of employees who receive the highest earnings from the Affiliated Group; or

          (iv) is an officer of the Bank or any member of the Affiliated Group, or is an individual performing executive functions for a sole proprietorship, partnership, association or trust that is a member of the Affiliated Group, whose earnings exceed 50% of the dollar limitation referred to in Code Section 415(b)(1)(A), as adjusted under Code Section 415(d)(1).

     (b)  For purposes of subsection (a):

          (i) Status as a Highly Compensated Employee for a Plan Year shall be determined by reference to the preceding Plan Year, except that an individual shall be considered a Highly Compensated Employee if, during the current Plan Year, such individual is described in paragraph (i) of subsection (a), or such individual is described in paragraph (ii), (iii) or
     (iv)
     of subsection (a) and is one of the 100 highest paid employees of the Affiliated Group.

         (ii) In determining ownership, the constructive ownership provisions of Section 318 of the Code shall be applied by utilizing a 5% test in lieu of the 50% test set forth in subparagraph (a)(2)(C) thereof.

         (iii) The term "earnings" means the sum of (A) earnings as defined in
     Section 8.1(b), and (B) elective or salary reduction contributions by the Bank and any other member of the Affiliated Group that are not includible in the gross income of the employee under Section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

         (iv) The dollar limitations referred to in paragraphs (ii) and (iii) of subsection (a) shall be adjusted in accordance with Regulations for increases in the cost of living.

         (v) When determining the number of employees in the Affiliated Group for purposes of paragraph (iii) of subsection (a), the following individuals shall be disregarded:

              (A) employees who have less than six months of service;

              (B) employees who are under age 21;

              (C) employees who normally work less than six months per year;

              (D) employees who normally work less than 17-1/2 hours per week;
          and

              (E) employees who are included in a unit of employees covered by a collective bargaining agreement, but only if (1) at least 90% of the individuals employed by the Affiliated Group are covered by collective bargaining agreements, and (2) the Plan excludes from coverage individuals covered by such agreements.

         (vi) Individuals who are nonresident aliens without U.S.-source earned income from the Affiliated Group shall not be treated as employees.

         (vii) For purposes of paragraph (iv) of subsection (a), if there are more than three officers of the Affiliated Group, no more than 10% of the employees of the Affiliated Group, to a maximum of 50, shall be treated as officers, except that if no individual is described in said paragraph (iv), the highest paid officer of the Affiliated Group who is a Participant shall be treated as a Highly Compensated Employee. In determining the number of employees of the Affiliated Group for purposes of the preceding sentence, employees described in paragraph (v) shall not be taken into account.

       (viii) Notwithstanding anything herein to the contrary, the determination of who is a Highly Compensated Employee shall be made in accordance with
     Section 414(q) of the Code and Section 1.414(q)-1T of the Regulations.

     "Hour of Service" means:

     (a) each hour for which an individual is compensated, or entitled to be compensated, by the Bank for the performance of duties;

     (b) each hour for which an individual is compensated, or entitled to be compensated, by the Bank for a period during which no duties are performed by such individual (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, up to a maximum of 501 hours for any single continuous period during which no duties are performed (whether or not such period falls within a single Plan Year or other computation period). Hours shall not be credited for payment to an individual from a plan required by workers' compensation, unemployment compensation or disability insurance laws, nor shall hours be credited for reimbursement of an individual for medical or medically related expenses; and

     (c) each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Bank, provided that, if such award or agreement of back pay is for reasons other than the performance of duties, such hours shall be subject to the restrictions of subsection (b) and hours credited under this subsection shall be credited for the period or periods to which the award or agreement pertains rather than to the period in which the award, agreement or payment is made.

     (d) The same Hours of Service shall not be credited under more than one of the foregoing subsections. All Hours of Service shall be computed and credited to computation periods in accordance with Sections 2530.200b-2(b) and (c) of the Department of Labor regulations.

     (e) In determining whether an individual employed by the Bank in a classification of employees eligible to participate in the Plan has satisfied any requirement based upon Hours of Service that relates to status as an Employee for purposes of Article III or to Vesting Years for purposes of Article XI, Hours of Service shall be credited for the following:

          (i) the period during which such individual performs services as a Leased Employee;

          (ii) the period during which such individual would have been a Leased Employee but for the failure to satisfy the requirements of subsection
     (a)(ii) of the definition herein of a "Leased Employee";

          (iii) the period during which such individual is a common law employee of a member of the Affiliated Group other than the Bank; and

          (iv) the period during which such individual performs services for the Bank as a common law employee in a classification of such employees who are not eligible to participate in the Plan.

     "Insurer" means a life insurance company licensed to do business in the state of Connecticut.

     (a) "Leased Employee" means an individual who performs services for any member of the Affiliated Group, other than as a common law employee, if (i) such services are provided pursuant to a written or oral agreement between a member of the Affiliated Group and any other person; (ii) the individual has performed during any consecutive 12-month period (A) at least 1,500 Hours of Service for the Affiliated Group or (B) a number of Hours of Service which is at least 501 and which is at least equal to 75% of the median Hours of Service that are customarily performed by any employee of the Affiliated Group in the particular position; and (iii) such services are of a type which historically have been performed by employees of organizations in the same business field as the entity for which such services are provided.

     (b) An individual shall not be considered to be a Leased Employee if: (i) such individual participates in a money purchase pension plan providing: (A) a nonintegrated employer contribution at a rate not less than 10% of the individual's earnings, as defined in Section 8.1(b), but including amounts contributed pursuant to a salary reduction agreement that are excludable from the individual's gross income under Section 125, 402(e)(3), 402(h) or 403(b) of the Code, (B) immediate participation and (C) full and immediate vesting; and
(ii) Leased Employees, determined without regard to this sentence, do not constitute more than 20% of the nonhighly compensated work force of the Affiliated Group.

     "Normal Retirement Date" means a Participant's 65th birthday.

     "Participant" means an Employee who is eligible to participate in the Plan under Article III, but unless specifically provided otherwise, shall not include a Retired Participant, a Terminated Participant or a Disabled Participant. For purposes of Article VII, "Participant" includes an Employee who has satisfied the requirements of Article III but is currently prohibited from participating under Article VI by reason of Section 23.1.

     "Plan" means The Savings Bank of Manchester Savings Plan as of its original effective date, including any amendments thereto.

     "Plan Administrator" means the person, persons or entity designated by the board of directors of the Bank in accordance with Article XVI. The Plan Administrator shall be a named fiduciary with respect to this Plan.

     "Plan Year" means the 12-month period ending on December 31 of each year. For years prior to the effective date of the Plan, the corresponding 12-month period shall be the Plan Year.

     "Regular Account" means the account kept for each Participant reflecting such Participant's share of the amounts contributed by the Bank under Article IV, including the net earnings or losses thereon.

     "Regulation" means any rule or regulation promulgated under the Code by the Secretary of the Treasury or his delegate.

     "Retired Participant" means a Participant who separates from service with the Bank on or after Normal Retirement Date.

     "Rollover Account" means an account maintained under Article XIII, including the net earnings or losses thereon.

     "Suspense Account" means the account established to reflect advance contributions made by the Bank, including the net earnings or losses thereon, and any excess amounts, as defined in Section 8.1(c), allocated under Section 8.5(b)(ii)(B).

     "Terminated Participant" means a Participant who has separated from service for reasons other than death, disability or retirement and is credited with no more than 500 Hours of Service.

     "Trust Agreement" means the agreement entered into between the Bank and the Trustee.

     "Trustee" means the corporation or individual selected by the Bank to serve as Trustee under the Trust Agreement.

     "Trust Fund" means all the assets held under the Trust Agreement.

     "Valuation Date" means the last day of the Plan Year quarter.

     "Voluntary Account" means the account kept for each Participant reflecting voluntary contributions made by such Participant and the net earnings or losses thereon.

     When used in this Plan, the singular form of any word shall include the plural and the masculine gender shall include the feminine wherever necessary for the proper interpretation of this Plan.

     Any reference in this Plan to an "Article", "Section", "section", "subsection", "paragraph" or "subparagraph" shall be construed as a reference to a provision of this Plan unless indicated otherwise.



                              A R T I C L E  III
                              ------------------

                       Employees Entitled to Participate
                       ---------------------------------


     Section 3.1 For Plan Years after 1991, every Employee shall become a Participant hereunder on the first Eligibility Date on which such individual shall have been employed by the Bank as an Employee for at least six months.
For Plan Years before 1992, every Employee became a Participant hereunder on the first Eligibility Date on which such individual was employed by the Bank as an Employee for at least 12 months.

     Section 3.2 (a) A Participant who incurs a Break in Service shall again become a Participant on the date as of which the individual again becomes an Employee.

     (b) The eligibility hereunder of an Employee who has not become a Participant and has incurred two consecutive Breaks in Service shall be determined in accordance with Section 3.1 without regard to service prior to such Breaks in Service.

                               A R T I C L E  IV
                               -----------------

                               Bank Contributions
                               ------------------


     Section 4.1 (a) Subject to the provisions of this Plan and the Trust Agreement, the Bank may make matching contributions for a Plan Year if the board of directors of the Bank so resolves. In such event, matching contributions shall be made on behalf of each Participant who elects under Article VI to defer a portion of Compensation. Prior to the beginning of each Plan Year, the board of directors of the Bank shall determine the rate of matching contributions, if any, for such Plan Year and shall communicate such rate to all Participants. Anything herein to the contrary notwithstanding, matching contributions shall be allocated to a Participant's Regular Account for a Plan Year only if (i) the Participant was employed as an Employee for at least 501 Hours of Service or has Employment Status on the last day of the Plan Year, (ii) the Participant died or became a Retired or Disabled Participant during the Plan Year, or (iii) the Participant separated from service with the Bank during the Plan Year after becoming eligible for early retirement under The Savings Bank of Manchester Defined Benefit Pension Plan.

     (b) Contributions made under this section shall be immediately nonforfeitable and shall be subject to the restrictions on distribution set forth in Section 6.5. Notwithstanding the preceding sentence or any contrary provision of Section 11.2, as of the last day of each Plan Year any portion of the contributions made for such Plan Year under subsection (a) that is attributable to Deferral Contributions distributed under Section 6.4(c) or (d) or to Deferral Contributions distributed under Section 7.7(c) shall be forfeited and applied in accordance with Section 4.3(b).

     Section 4.2 The Bank may make contributions for any Plan Year in addition to the contributions made under Section 4.1 as the board of directors of the Bank may direct. Such contributions shall be allocated to a Participant's Regular Account in accordance with Section 5.2.

     Section 4.3 (a) Bank contributions shall be made as of the applicable Anniversary Date, and shall be paid to the Trustee within the time allowed by the Code for tax deductible contributions. The Bank may make contributions during any Plan Year in advance of the Anniversary Date. Such advance contributions shall be held in a Suspense Account and shall be invested by the Trustee in accordance with the Trust Agreement. When the Bank contributions for the particular Plan Year are allocated, such advance contributions, and net earnings or losses thereon, shall be allocated in accordance with the provisions of Sections 4.1, 4.2 and 5.2.

     (b) Any contribution by the Bank required by Section 4.1 shall be reduced as soon as possible by amounts forfeited from a Regular Account under Section 4.1(b) or Section 7.7.

     Section 4.4 (a) Bank contributions made under this Article and Articles VI and VII are subject to the limits on deductions set forth in Section 404 of the Code under which, subject to the requirements contained therein, the lesser of the following amounts may be deductible:

          (i) An amount equal to 15% of the aggregate annual gross compensation for the Bank's fiscal year for which the contribution is made, including all payments reportable for federal income tax purposes, paid or accrued by the Bank to, or for, all Participants. Such amount shall be increased to not more than 25% of the aggregate annual gross compensation of all Participants to the extent that Bank contributions made for fiscal years beginning prior to January 1, 1987, were less than the deduction limitations applicable to such years.

          (ii) An amount equal to 25% of the aggregate annual gross compensation for the Bank's fiscal year for which the contribution is made, including all payments reportable for federal income tax purposes, paid or accrued by the Bank to, or for, all Participants and all participants under any other qualified defined contribution plan and under any qualified defined benefit retirement plan for which a deduction is allowed under Section 404 of the Code, less the contributions to such other qualified plan.

     (b) The annual gross compensation taken into account under subsection (a) for any Participant shall not exceed $200,000 (or, for years after 1993, $150,000), as adjusted under Section 401(a)(17) of the Code. For purposes of the foregoing limitation, the compensation of a Highly Compensated Employee who owns more than a 5% interest in the Bank or any member of the Affiliated Group, determined in accordance with the ownership rules set forth in the definition herein of a Highly Compensated Employee, or who is one of the 10 highest paid Highly Compensated Employees shall be computed under the rules of Section 414(q)(6) of the Code, except that in applying such rules the term "family" shall include only the spouse of the individual and lineal descendants who have not attained 19 years of age before the end of the Plan Year.

     Section 4.5 In addition to contributions made under Section 4.1 or 4.2, the Bank shall make any contributions necessary to restore to an Account any amount previously forfeited by an individual described in Section 12.9. Contributions made under this section are taken into account in applying the limits on deductions set forth in Section 404 of the Code.



                               A R T I C L E  V
                               ----------------

                       Allocation of Bank Contributions
                       --------------------------------
                        and of Net Earnings and Losses
                        ------------------------------

     Section 5.1 As of each Anniversary Date, the Plan Administrator shall compile a list of all Participants for the Plan Year which shall include the amount of each such Participant's Compensation for such Plan Year.

     Section 5.2 (a) The Plan Administrator shall maintain a Regular Account in the name of each Participant. Subject to the limits in Article VIII, the Plan Administrator shall, as of each Anniversary Date, allocate to the Regular Account of each Participant described in subsection (c) a portion of the Bank's contribution under Section 4.2 for each Plan Year which is the same proportion of such contribution as the Compensation of such Participant is of the aggregate Compensation of all Participants.

     (b) As of each Anniversary Date, the Plan Administrator shall allocate to the Regular Account of each Participant any matching contributions to which such Participant may be entitled under Section 4.1.

     (c) The Participants eligible for an allocation under Section 5.2(a) shall be (i) each Participant who is employed as an Employee for at least 1,000 Hours of Service during the Plan Year and who has Employment Status on the Anniversary Date, (ii) each Participant who shall have died or become a Retired or Disabled Participant during the Plan Year, and (iii) each Participant who separated from service with the Bank during the Plan Year after becoming eligible for early retirement under The Savings Bank of Manchester Defined Benefit Pension Plan.

     Section 5.3 (a) Within a reasonable time after the end of each Plan Year, the Trustee shall notify the Plan Administrator of the amount of the net earnings or losses of the Trust Fund for the Plan Year. Such notification shall include separate statements of the net earnings or losses, determined under subsection (b), of any Regular, Deferral Contributions, Voluntary or Rollover Account, or portion thereof, invested at the direction of a Participant in accordance with Section 15.6. "Net earnings or losses" means gross earnings less all expenses and taxes, and shall include any increase or decrease in the market value of the investments of the Trust Fund during the Plan Year.

     (b) The net earnings or losses of each Regular, Deferral Contributions, Voluntary or Rollover Account attributable to an investment option selected at a Participant's direction shall be allocated to such Account. The net earnings or losses of an Account attributable to an investment option shall be that portion of the Trust Fund's net earnings or losses attributable to such investment option which is the same proportion of such net earnings or losses of the Trust Fund as the amount of such Account so invested is of the total amount of the Trust Fund so invested.

     (c) The Plan Administrator shall allocate the remaining net earnings or losses of the Trust Fund among those individuals for whom a balance was held in the Trust Fund. Such net earnings or losses shall be credited or debited to each Regular, Deferral Contributions, Voluntary and Rollover Account in the ratio that the value of each such Account bears to the aggregate value of all such Accounts. Such value shall be determined as of each Valuation Date without regard to net earnings or losses of the Trust Fund since the preceding Valuation Date, contributions, other than Deferral Contributions, allocated to such Account since the preceding Valuation Date, and any portion of an Account that has been invested at a Participant's direction.

     (d) For purposes of this section, in the case of investments in a common trust fund or similar investment media, the most recent valuation of such investments shall be used. When the Trust Fund is required to be valued during the Plan Year, the net earnings or losses shall be computed for, and the allocation thereof to the Accounts of Participants shall be based upon, the period of time since the last valuation of the Trust Fund.

     Section 5.4 For purposes of the allocation described in Section 5.2(a), Participants who are family members of a Highly Compensated Employee described in subsection (b) of the definition herein of Compensation shall not be treated as separate Participants, and such Highly Compensated Employee and such family members shall be treated as a single Participant. The amount allocated as a result of the application of the preceding sentence shall thereafter be allocated to the Regular Accounts of such Highly Compensated Employee and family members in the proportion that each such individual's Compensation, determined without regard to the aggregation required by subsection (b) of the definition herein of Compensation but subject to the limitation set forth in the last sentence of such definition, bears to the aggregate such Compensation of all such individuals. For purposes of this section, the term "family members" means a spouse, lineal ascendants and descendants, and the spouses of lineal ascendants and descendants.

     Section 5.5 The Plan Administrator shall, within a reasonable time after the end of each Plan Year, notify each Participant of the amount of net earnings or losses credited to or charged against such Participant's Regular, Deferral Contributions, Voluntary and Rollover Accounts, the amount of annual contributions allocated to such Accounts, and the total value of such Accounts.

     Section 5.6 For purposes of Sections 5.3 and 5.5, the term "Participant" shall include a Retired Participant, a Disabled Participant and a Terminated Participant.

     Section 5.7 (a) If, for any Plan Year commencing after 1989, the Plan would fail to satisfy the requirements of Code Section 410(b) or 401(a)(26), notwithstanding Section 5.2(c), an allocation shall be made under Section 5.2 to such number of individuals described in subsection (b) as may be necessary to satisfy such requirements of the Code for such Plan Year.

     (b) The individuals described in this subsection are all individuals not otherwise entitled to an allocation under Section 5.2(a) who are either (i) Participants or (ii) Terminated Participants with Employment Status on the last day of the Plan Year.



                               A R T I C L E  VI
                               -----------------

                            Deferral Contributions
                            ----------------------

     Section 6.1 Deferral Contributions made by the Bank in accordance with this Article shall be subject to the provisions of Article VII (Limitations on Contributions) and Article VIII (Limitations on Annual Additions), and are subject to the limits on deductions described in Article IV.

     Section 6.2 Each Participant may elect to have the Bank deduct an amount from the Compensation payable to such Participant for a Plan Year and to have such amount contributed under the Plan as Deferral Contributions. Deferral Contributions shall be made in addition to any Bank contributions for a Plan Year under Article IV. Deferral Contributions elected under this section shall be made by means of payroll deductions. A Participant's Deferral Contributions must be paid by the Bank to the Trustee and credited to the Participant's Deferral Contributions Account as soon as reasonably practicable but not later than the earlier of (i) 90 days after the date on which such Deferral Contributions are withheld or (ii) the due date, including extensions, of the Bank's federal income tax return for the taxable year in which such Deferral Contributions are made.

     Section 6.3 A Participant may start, modify or discontinue payroll deductions of Deferral Contributions by filing a written notice with the Plan Administrator in accordance with procedures established by the Plan Administrator. A Participant may elect to defer as a Deferral Contribution all or a portion of any bonus which may become payable to the Participant, provided the election is made before such bonus is paid.

     Section 6.4 (a) The aggregate amount for any calendar year after 1986 of a Participant's Deferral Contributions and elective contributions under any other plan maintained by a member of the Affiliated Group, to the extent such contributions are not includible in gross income for such calendar year by reason of Section 402(e)(3) of the Code, shall not exceed $7,000, as adjusted under Section 402(g)(5) of the Code. The sum of a Participant's contributions described in the preceding sentence and any contributions to an annuity contract described in Code Section 403(b) made pursuant to a salary reduction election by the Participant shall not exceed for any calendar year the greater of the limit determined under the preceding sentence or $9,500.

     (b) For purposes of this section, the term "elective contributions" means elective contributions as defined in Section 7.1(f) and the term "excess elective contributions" means elective contributions in excess of the limitation set forth in subsection (a).

     (c) If the limitation set forth in subsection (a) is exceeded for any calendar year by reason of a Participant's Deferral Contributions and elective contributions made under any other plan maintained by a member of the Affiliated Group, the Bank shall notify the Plan Administrator of the amount of such Participant's excess elective contributions attributable to this Plan. Such amount shall be distributed to the Participant on or before April 15 of the calendar year following the calendar year in which such elective contributions were made. The amount so distributed shall include earnings or losses on the excess elective contributions attributable to the Plan, computed under subsection (g).

     (d) If a Participant's Deferral Contributions and elective contributions made under a plan maintained by an employer other than a member of the Affiliated Group exceed the amount described in subsection (a), the Participant may notify the Plan Administrator of the amount of the excess elective contributions made under the Plan and each other plan maintained by a member of the Affiliated Group. Any notification under this subsection must be made no later than March 1 of the calendar year following the calendar year in which such excess elective contributions were made. Upon receipt of such notification, the Plan Administrator shall direct the Trustee to distribute to such Participant the portion of such excess elective contributions attributable to this Plan no later than the April 15 next following receipt of such notification. The amount so distributed shall include earnings or losses on the excess elective contributions attributable to the Plan, computed under subsection (g).

     (e) For purposes of calculating a Participant's excess elective contributions, Deferral Contributions previously distributed or recharacterized under Article VII with respect to the Participant for the Plan Year beginning with or within the calendar year in which such contributions were made shall not be taken into account. In no event shall the amount of excess elective contributions distributed under this section with respect to a calendar year exceed the amount of Deferral Contributions made to the Plan in such year.

     (f) Excess elective contributions may be distributed during the calendar year in which such contributions were made or during the following calendar year, but in no event no later than April 15 of such following calendar year. If a distribution is to be made in the calendar year in which the excess elective contributions were made:

          (i) the Participant and the Plan must designate the distribution as a distribution of excess elective contributions, and

         (ii) the distribution must be made after the date on which the Plan received the excess elective contributions.

     (g)  (i)  The earnings or losses to be distributed under subsection (c) or
     (d) shall be the earnings or losses for the calendar year in which the excess elective contributions were made, computed under paragraph (ii).

         (ii) The earnings or losses for the calendar year in which the excess elective contributions were made shall be determined by multiplying:

               (A) the net earnings or losses of the Trust Fund for such year allocable to the Participant's Deferral Contributions Account by

               (B) a fraction, the numerator of which is the amount to be distributed under subsection (c) or (d), and the denominator of which is the sum of (1) the amount allocated to such Participant's Deferral Contributions

          Account as of the beginning of such calendar year and (2) the Participant's Deferral Contributions for such calendar year.

     Section 6.5 (a) Except as provided in Section 6.4 or 7.7, amounts attributable to Deferral Contributions (including amounts treated as elective contributions under Section 7.5(b)) shall not be distributed from the Plan earlier than upon the occurrence of one of the following events:

          (i) the retirement, death, disability or separation from service with the Bank of the Participant upon whose behalf such Deferral Contributions were made;

         (ii) the termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan or a simplified employee pension);

        (iii) with respect to a Participant who continues employment with an unrelated corporation, the date of the disposition by the Bank to such corporation of substantially all of the assets used by the Bank in a trade or business;

         (iv) with respect to a Participant who continues employment with a subsidiary of the Bank, the date of the disposition by the Bank to an unrelated entity or individual of its interest in such subsidiary;

          (v)    the attainment by the Participant of age 59-1/2; or

         (vi)    subject to subsection (b), the hardship of the Participant.

     (b) Notwithstanding subsection (a), income attributable to Deferral Contributions, amounts treated as elective contributions under Section 7.5(b) and income attributable to such amounts may not be distributed on account of the Participant's hardship unless allocated to the Participant's Accounts as of a date no later than December 31, 1988.

     (c) Paragraphs (ii), (iii) and (iv) of subsection (a) shall apply to a Participant only if such Participant receives a lump sum distribution (as defined in Section 402(e)(4) of the Code without regard to
Section 402(e)(4)(A)(i)-(iv), (B) or (H)) by reason of the applicable event described therein. Paragraphs (iii) and (iv) of subsection (a) shall apply to a Participant only with respect to a distribution made in connection with the disposition described therein and only if the acquirer in such disposition does not maintain the Plan after such disposition.

     (d) The restrictions imposed by subsection (a) shall continue to apply to Deferral Contributions (including amounts treated as elective contributions under Section 7.5(b)) after their transfer to another qualified plan, unless such Deferral Contributions could have been distributed (other than by reason of paragraph (vi) of subsection (a)) at the time of such transfer and such transfer is an elective transfer.



                              A R T I C L E  VII
                              ------------------

                         Limitations on Contributions
                         ----------------------------

     Section 7.1 For purposes of this Article VII, the following terms shall have the meanings set forth below:

     (a) (i) "Actual contribution ratio" means a fraction, the numerator of which is a Participant's employee contributions under Article XXV, amounts recharacterized under this Article as employee contributions and employer matching contributions made under Section 4.1, and the denominator of which is the Participant's compensation for the Plan Year. To the extent taken into account to satisfy the tests set forth in Section 7.2, qualified nonelective contributions and elective contributions meeting the requirements of Section 7.5(c) shall be included in the numerator of such fraction. Employer matching contributions that are treated as elective contributions and taken into account to satisfy the tests set forth in
     Section 7.3, or that are forfeited under Section 4.1(b) or 7.7(c) shall not be included in the numerator of such fraction. An actual contribution ratio shall be determined separately for each Participant for each Plan Year. Such ratio shall be expressed as a percentage and shall be calculated to the nearest one-hundredth of a percent.

          (ii) In addition to amounts described in paragraph (i), the actual contribution ratio of a Highly Compensated Employee shall include employee contributions and employer matching contributions made by or on behalf of such individual under all qualified retirement plans of the Affiliated Group (to the extent such contributions have not been corrected in accordance with Section 1.401(m)-1(e) of the Regulations). If this Plan and one or more other qualified plans are treated as a single plan for purposes of satisfying Section 410(b) of the Code, amounts described in paragraph
     (i) shall be aggregated with employee contributions and employer matching contributions under all such other plans to determine an actual contribution ratio for each participant in this Plan and each such other plan, and such actual contribution ratios shall be used to determine the actual contribution percentages for this Plan.

          (iii) For purposes of calculating the actual contribution ratio of a super highly compensated employee, the contributions and compensation of such super highly compensated employee shall be aggregated with the contributions and compensation of all family members of the super highly compensated employee. In applying the tests set forth in Section 7.2, the group consisting of the super highly compensated employee and all such family members shall be treated as one Highly Compensated Employee, and the compensation of, and contributions made by or on behalf of, a family member shall be disregarded.

     (b)  (i)    "Actual contribution percentage" means the average of all
     actual contribution ratios determined separately for all Participants in the group of Highly Compensated Employees and in the group consisting of all other Participants, including in the case of each such group participants in other plans who are required to be taken into account by reason of the last sentence of subsection (a)(ii). For purposes of calculating actual contribution percentages under this subsection, the term "Participant" or "participant" shall include an individual who is an eligible employee under any plan taken into account in such

         (ii) For purposes of paragraph (i), the following shall apply: (A) if the employees of two or more employers that are not members of the same Affiliated Group participate in the Plan, the eligible employees included in the group of Highly Compensated Employees and in the group consisting of all other Participants shall be determined separately for each such Affiliated Group and, in the case of any employer that is not a member of an Affiliated Group, separately for such employer, and (B) an actual contribution percentage shall be determined for each such separate group of eligible employees.

     (c)  (i)    "Actual deferral ratio" means a fraction, the numerator of which is a Participant's Deferral Contributions and the denominator of which is the Participant's compensation for the Plan Year. To the extent taken into account to satisfy the tests set forth in Section 7.3, qualified nonelective contributions and qualified matching contributions meeting the requirements of Section 7.5(b) shall be included in the numerator of such fraction. To the extent they are treated as employer matching contributions and taken into account to satisfy the tests set forth in Section 7.2, Deferral Contributions shall not be included in the numerator of such fraction. An actual deferral ratio shall be determined separately for each Participant for each Plan Year. Such ratio shall be expressed as a percentage and shall be calculated to the nearest one-hundredth of a percent.

          (ii) In addition to amounts described in paragraph (i), the actual deferral ratio of a Highly Compensated Employee shall include elective contributions made on behalf of such individual under all qualified retirement plans maintained by a member of the Affiliated Group (to the extent such contributions have not been corrected in accordance with
     Section 1.401(k)-1(f) of the Regulations). If this Plan and one or more other qualified plans are treated as a single plan for purposes of satisfying Section 410(b) of the Code, Deferral Contributions and elective contributions under all such other plans shall be aggregated to determine an actual deferral ratio for each participant in this Plan and each such other plan, and such actual deferral ratios shall be used to determine the actual deferral percentages for this Plan.

        (iii) In the case of a Highly Compensated Employee, Deferral Contributions in excess of the limitation set forth in Section 6.4(a) shall be included in the numerator of the fraction described in paragraph (i), whether or not distributed under Section 6.4. In the case of a Participant other than a Highly Compensated Employee, contributions in excess of such limitation shall not be included in such numerator to the extent made under a plan or plans maintained by a member of the Affiliated Group.

         (iv) For purposes of calculating the actual deferral ratio of a super highly compensated employee, the contributions and compensation of such super highly compensated employee shall be aggregated with the contributions and compensation of all family members of the super highly compensated employee. In applying the tests set forth in Section 7.3, the group consisting of the super highly compensated employee and all such family members shall be treated as one Highly Compensated Employee, and the compensation of, and contributions made by or on behalf of, a family member shall be disregarded.

     (d)  (i)    "Actual deferral percentage" means the average of all actual deferral ratios determined separately for all Participants in the group of Highly Compensated Employees and in the group consisting of all other Participants, including in the case of each such group participants in other plans who are required to be taken into account by reason of the last sentence of subsection (c)(ii). For purposes of calculating actual deferral percentages under this subsection, the term

     "Participant" or "participant" shall include an individual who is an eligible employee under any plan taken into account in such calculation.

          (ii) For purposes of paragraph (i), the following shall apply: (A) if the employees of two or more employers that are not members of the same Affiliated Group participate in the Plan, the eligible employees included in the group of Highly Compensated Employees and in the group consisting of all other Participants shall be determined separately for each such Affiliated Group and, in the case of any employer that is not a member of an Affiliated Group, separately for such employer, and (B) an actual deferral percentage shall be determined for each such separate group of eligible employees.

     (e) "Compensation" means, for purposes of determining a Participant's actual contribution ratio or actual deferral ratio, the Participant's Compensation within the meaning of the definition set forth in Article II. In the case of an eligible employee who is not a Participant, such definition shall be applied by substituting "an eligible employee" for "a Participant" wherever the latter appears.

     (f)  "Elective contributions" means Deferral Contributions made under
Article VI (other than Deferral Contributions distributed under Section 8.5(b)) and any other contributions made by a member of the Affiliated Group as a result of a Participant's election pursuant to an arrangement under which the Participant may elect to have the employer contribute an amount to a qualified retirement plan or to receive an amount in cash or in the form of some other taxable benefit.

     (g) "Eligible employee" means an employee who is eligible to make employee contributions or to receive an allocation of employer matching contributions or to have elective contributions made on his or her behalf under any qualified retirement plan maintained by a member of the Affiliated Group, including an employee who is suspended from participation in, or ineligible by reason of Code
Section 415 to receive additional annual additions under, any such plan.

     (h) "Employee contributions" means contributions under a qualified retirement plan maintained by a member of the Affiliated Group that are designated or treated at the time of deferral or contribution as after-tax employee contributions and are allocated to a separate account. Such term includes elective contributions that are recharacterized as employee contributions under Section 7.7.

     (i) "Employer matching contributions" means Bank contributions made on behalf of a Participant under Section 4.1 and any employer contributions made under a qualified retirement plan maintained by a member of the Affiliated Group on account of an employee contribution or elective contribution made under such plan, and any forfeiture allocated on the basis of employee contributions, employer matching contributions or elective contributions, except for employer contributions under any such plan that are treated as elective contributions for purposes of Code Section 401(k)(3).

     (j) "Excess contribution" means the amount of contributions made during a Plan Year by or on behalf of a Highly Compensated Employee in excess of the amount of contributions permitted with respect to such individual taking into account any reduction in the actual contribution ratio or the actual deferral ratio required by Section 7.6(b) or 7.4(d).

     (k) "Family member" means a spouse, lineal ascendant or descendant, or spouse of a lineal ascendant or descendant. Status as a family member shall be determined by reference to the current or preceding Plan Year.

     (l) "Nonelective contributions" means Bank contributions made on behalf of a Participant under Section 4.2 and any other employer contributions made under another qualified plan maintained by a member of the Affiliated Group with respect to which the Participant may not elect to receive the contribution in the form of cash or another benefit instead of having the contribution made to the plan.

     (m)  "Qualified matching contributions" means Bank contributions under
Section 4.1 made on behalf of a Participant and any other employer matching contributions that are immediately nonforfeitable and meet the distribution requirements set forth in Section 6.5. Subject to Section 7.5, qualified matching contributions may be used to satisfy the tests of Section 7.3.

     (n) "Qualified nonelective contributions" means Bank contributions made on behalf of a Participant under Section 4.2 or 7.7 and any other nonelective contributions, other than employer matching contributions, that are immediately nonforfeitable and meet the distribution requirements set forth in Section 6.5. Subject to Section 7.5, qualified nonelective contributions may be used to satisfy the tests of Section 7.2 or 7.3.

     (o) "Relevant actual contribution percentage" means the actual contribution percentage of the group of Participants who are not Highly Compensated Employees.

     (p) "Relevant actual deferral percentage" means the actual deferral percentage of the group of Participants who are not Highly Compensated Employees.

     (q) "Super highly compensated employee" means a Highly Compensated Employee who, during the current or preceding Plan Year, owns more than a 5% interest in the Bank or any other member of the Affiliated Group, determined in accordance with the ownership rules set forth in the definition herein of Highly Compensated Employee, or is one of the ten highest paid Highly Compensated Employees.

     Section 7.2 The actual contribution percentages described in Section 7.1(b) must satisfy one of the following tests for each Plan Year:

     (a) The actual contribution percentage of Highly Compensated Employees does not exceed the actual contribution percentage of all other Participants multiplied by 1.25, or

     (b) The actual contribution percentage of Highly Compensated Employees does not exceed twice the actual contribution percentage of all other Participants and the actual contribution percentage of Highly Compensated Employees is not more than 2 percentage points higher than the actual contribution percentage of all other Participants.

     Section 7.3 The actual deferral percentages described in Section 7.1(d) must satisfy one of the following tests for each Plan Year:

     (a) The actual deferral percentage of Highly Compensated Employees does not exceed the actual deferral percentage of all other Participants multiplied by 1.25, or

     (b) The actual deferral percentage of Highly Compensated Employees does not exceed twice the actual deferral percentage of all other Participants and the actual deferral percentage of Highly Compensated Employees is not more than 2 percentage points higher than the actual deferral percentage of all other Participants.

     Section 7.4 (a) This section applies if the Plan satisfies the tests of Sections 7.2 and 7.3 for a particular Plan Year only by satisfying the tests set forth in Sections 7.2(b) and 7.3(b) respectively.

     (b) If this Section 7.4 applies, the sum of the actual deferral percentage and the actual contribution percentage of the Highly Compensated Employees, determined in accordance with subsection (c), must not exceed the greater of:

          (i)  the sum of:

               (A) 125% of the greater of the relevant actual deferral percentage or the relevant actual contribution percentage, and

               (B) the lesser of such percentages increased by two percentage points, but in no event more than twice the lesser of such percentages; or

          (ii)  the sum of:

               (A) 125% of the lesser of the relevant actual deferral percentage or the relevant actual contribution percentage, and

               (B) the greater of such percentages increased by two percentage points, but in no event more than twice the greater of such percentages.

     (c) For purposes of subsection (b), the actual deferral percentage and the actual contribution percentage of the Highly Compensated Employees shall be determined after any corrective distribution or recharacterization of contributions has been made under Section 7.7 and after any contributions meeting the requirements of Section 7.5 have been taken into account.

     (d) If the requirements of subsection (b) are not satisfied, the Plan Administrator shall, in accordance with Section 7.6(b), reduce the actual contribution percentage of the Highly Compensated Employees who are eligible to receive or make both elective contributions and employee contributions or employer matching contributions until such requirements are satisfied, and shall dispose of the excess contributions resulting from such reduction in accordance with Section 7.7.

     Section 7.5 (a) Subject to the requirements of subsection (b), qualified nonelective contributions and qualified matching contributions may be taken into account to satisfy the tests of Section 7.3 and, subject to the requirements of subsection (c), qualified nonelective contributions and elective contributions may be taken into account to satisfy the tests of Section 7.2.

     (b) For purposes of satisfying the tests of Section 7.3, qualified nonelective contributions and qualified matching contributions may be treated as elective contributions, subject to the following rules:

          (i) Nonelective contributions, including qualified nonelective contributions treated as elective contributions for purposes of Section 7.3, in accordance with Code Section 401(a)(4), must not discriminate in favor of Highly Compensated Employees.

          (ii) Nonelective contributions, excluding qualified nonelective contributions treated as elective contributions for purposes of Section 7.3 or as employer matching contributions for purposes of Section 7.2, must not so discriminate.

          (iii) Qualified nonelective contributions and qualified matching contributions may not be treated as elective contributions under this subsection for a Plan Year unless allocated as of a date within such Plan Year and paid to the applicable trust no later than 12 months after the end of such Plan Year.

          (iv) Qualified nonelective contributions and qualified matching contributions made to another plan may be treated as elective contributions under this subsection only if such other plan and this Plan could be treated as a single plan for purposes of Code Section 410(b).

     (c) For purposes of satisfying the tests of Section 7.2, qualified nonelective contributions and elective contributions may be treated as employer matching contributions, subject to the following rules:

          (i) Nonelective contributions, including qualified nonelective contributions treated as employer matching contributions for purposes of
     Section 7.2, must not discriminate in favor of Highly Compensated
     Employees.

          (ii) Nonelective contributions, excluding qualified nonelective contributions treated as employer matching contributions for purposes of
     Section 7.2 and qualified nonelective contributions treated as elective contributions for purposes of Section 7.3, must not so discriminate.

          (iii) Elective contributions, including those treated as employer matching contributions under this subsection, must satisfy the tests of
     Section 7.3 and elective contributions, excluding those treated as employer matching contributions under this subsection, must satisfy the tests of
     Section 7.3.

          (iv) Qualified nonelective contributions may not be treated as employer matching contributions for a Plan Year unless they are allocated to the Participant's Accounts as of a date within such Plan Year.

          (v) Elective contributions may not be treated as employer matching contributions under this subsection for a Plan Year unless they meet the requirements of subsection (b)(iii) and relate to compensation that, but for an election to defer, would have been received no later than 2-1/2 months after the end of such Plan Year.

          (vi) Qualified nonelective contributions and elective contributions made to another plan may be treated as employer matching contributions under this subsection only if such other plan and this Plan could be treated as single plan for purposes of Code Section 410(b).

     (d) The Plan Administrator shall maintain records identifying the contributions used to satisfy the tests of Sections 7.2 and 7.3.

     Section 7.6 (a) The Plan Administrator shall determine the actual deferral percentages and the actual contribution percentages for each Plan Year. In determining such percentages, contributions made under Section 7.7(a) and contributions meeting the requirements of Section 7.5 shall be taken into account. The Plan Administrator shall first determine the actual deferral percentages for the Plan Year, and, if required, reduce such percentages under subsection (b) to comply with Section 7.3. The Plan Administrator shall then determine the actual contribution percentages, taking into account any elective contributions recharacterized as employee contributions under this Plan, and, if required, reduce such percentages under subsection (b) to comply with Section
7.2. The Plan Administrator shall then determine whether Section 7.4 applies, and, if so, shall take such action as may be necessary to satisfy its requirements in the manner set forth in such section. Excess contributions created by the reductions required by subsection (b) or allocated to a Participant under subsection (c), together with the earnings or losses thereon computed under subsection (d), shall be disposed of in the manner set forth in
Section 7.7.

     (b) If the actual contribution percentage or the actual deferral percentage of the Highly Compensated Employees exceeds the limits set forth in
Section 7.2 or 7.3 respectively, the Plan Administrator shall reduce such actual contribution percentage or such actual deferral percentage, as the case may be, to the extent necessary to comply with Section 7.2 or 7.3. Such reduction shall be effected by reducing the actual contribution ratio or the actual deferral ratio, as the case may be, of each Highly Compensated Employee, beginning with the highest such ratio and continuing in descending order, until the actual contribution percentage or the actual deferral percentage complies with Section
7.2 or 7.3. The amount of such reduction with respect to any Highly Compensated

Employee shall be the lesser of the amount required to cause the applicable percentage to satisfy Section 7.2 or 7.3, or the amount required to cause the actual contribution ratio or the actual deferral ratio of such Highly Compensated Employee to equal the actual contribution ratio or the actual deferral ratio of the Highly Compensated Employee with the next highest such ratio. If two or more Highly Compensated Employees have identical ratios, whether before or as a result of the reductions required by this subsection, the ratio of each such Highly Compensated Employee shall be reduced equally.

     (c) Any excess contribution attributable to the group consisting of a super highly compensated employee and family members shall be allocated to each individual in such group in proportion to the contributions made to the Plan by or on behalf of such individual.

     (d)  (i)    Earnings or losses attributable to an excess contribution shall be the sum of the amount determined under paragraph (ii) or (iii), as appropriate.

          (ii) With respect to an excess contribution attributable to contributions in excess of the limits of Section 7.3, the earnings or losses for the Plan Year in which such contribu tion was made shall be determined by multiplying:

                 (A) the net earnings or losses of the Trust Fund for such year allocable to the Participant's Deferral Contributions Account and to amounts treated as elective contributions by

                 (B) a fraction, the numerator of which is the amount of the excess contribution to be distributed to the Participant, and the denominator of which is the sum of (1) the amount allocated to such Participant's Deferral Contributions Account as of the beginning of the Plan Year, (2) the amounts treated as elective contributions as of the beginning of such Plan Year, (3) the excess contribution attributable to elective contributions allocated to such Participant under subsection (c) for such Plan Year, and (4) the Participant's Deferral Contributions and amounts treated as elective contributions for such Plan Year.

          (iii) Subject to paragraph (iv), with respect to an excess contribution attributable to contributions in excess of the limits of
     Section 7.2, the earnings or losses for the Plan Year in which such contribution was made shall be determined by multiplying:

               (A) the net earnings or losses of the Trust Fund for such year allocable to the Voluntary Account and the portion of the Participant's Regular Account attributable to employer matching contributions and to amounts treated as employer matching contributions by

               (B) a fraction, the numerator of which is the amount of the excess contribution to be distributed to the Participant, and the denominator of which is the sum of (1) the amounts allocated to the portion of such Participant's Regular Account attributable to employer matching contributions and Voluntary Account as of the beginning of the Plan Year, (2) the amounts treated as employer matching contributions as of the beginning of such Plan Year, (3) the excess contribution attributable to employee contributions and employer matching contributions allocated to such Participant under subsection (c) for such Plan Year, and (4) the Participant's employee contributions and employer matching contributions and amounts treated as employer matching contributions for such Plan Year.

         (iv)  If any portion of an excess contribution subject to paragraph
     (iii) results from the recharacterization of elective contributions, the income attributable to such portion shall be determined under paragraph
     (ii) rather than under paragraph (iii).

     Section 7.7 (a) If, but for this subsection, contributions for a Plan Year would not satisfy the tests of Section 7.2, 7.3 or 7.4, the Bank may make such additional contributions as the board of directors of the Bank shall direct until the actual deferral percentage or the actual contribution percentage of the Highly Compensated Employees satisfies Section 7.2, 7.3 or 7.4. Contributions under this subsection shall be immediately nonforfeitable and shall be subject to the restrictions on distribution set forth in Section 6.5, except that paragraph (vi) of Section 6.5(a) shall not apply to such contributions. Contributions under this subsection shall be allocated among the Participants who are not Highly Compensated Employees so that the same dollar amount is allocated to each such Participant. Contributions by the Bank under this subsection are subject to the limitations on deductions described in
Section 4.4.

     (b) (i) If, but for this subsection, contributions for a Plan Year would not satisfy the tests of Section 7.3, the Plan Administrator may, in its discretion and to the extent necessary to cause such tests to be satisfied, recharacterize the excess contributions resulting from Deferral Contributions by Highly Compensated Employees as voluntary contributions made under Article XXV. The amount to be recharacterized under this subsection for a Plan Year with respect to any Participant shall be reduced by any excess elective contributions previously distributed to such Participant under Section 6.4 for the calendar year ending with or within such Plan Year.

          (ii) Excess contributions may not be recharacterized later than 2-1/2 months after the end of the Plan Year to which the recharacterization relates. Recharacterization shall be effected by reporting the amount recharacterized as taxable income to the Highly Compensated Employee and accounting for such amount as an employee contribution under the Plan. Recharacterized contributions are includible in a Participant's gross income on the earliest date on which any Deferral Contribution made on behalf of the Participant for the Plan Year would have been received by the Participant had the Participant elected to receive the amount deferred in cash.

          (iii) Amounts recharacterized under this subsection shall be subject to the tests of Section 7.2 for the Plan Year to which the recharacterization relates, and to any limit contained in Article XXV on the amount of voluntary contributions. Notwithstanding their treatment as voluntary contributions made under Article XXV, amounts recharacterized under this subsection shall continue to be subject to the distribution requirements of Section 6.5 applicable to elective contributions.

     (c)  (i)    If the tests of Section 7.2, 7.3 or 7.4 are not satisfied after any steps taken under subsection (a) or (b), the Plan Administrator shall direct the Trustee to distribute the excess contributions in accordance with paragraphs (ii) and (iii).

          (ii) An excess contribution shall be distributed to the Participant by or on whose behalf such contribution was made, or to the Participant to whom such excess contribution has been allocated under Section 7.6(c), after the end of the Plan Year in which such excess contribution was made but no later than the end of the Plan Year following such Plan Year. The amount so distributed shall include earnings or losses on such excess contribution, computed under Section 7.6(d).

          (iii) In the case of a Participant whose actual contribution ratio or actual deferral ratio has been determined by taking into account contributions made to another qualified plan, the amount to be distributed under paragraph (ii) by this Plan for any Plan Year shall be coordinated with such other plans, but shall not exceed the amount of contributions made by or on behalf of such Participant to this Plan for such Plan Year.

          (iv) The amount of an excess contribution attributable to Deferral Contributions to be distributed under this subsection for a Plan Year with respect to any Participant shall be reduced by any excess elective contributions previously distributed to such Participant under Section 6.4 for the calendar year ending with or within such Plan Year.

          (v) Excess contributions attributable to employee contributions or employer matching contributions shall be distributed in the following order:

                 (A)  from employer matching contributions;

                 (B)  from unmatched employee contributions; and

                 (C) from both employee contributions and the employer matching contributions attributable to such contributions.

     (d) If the Trustee fails to correct an excess contribution within 2-1/2 months after the end of the Plan Year in which such excess contribution was made, the Bank may be subject to a 10% excise tax with respect to such excess contribution.



                              A R T I C L E  VIII
                              -------------------

                        Limitations on Annual Additions
                        -------------------------------

     Section 8.1    The following definitions shall apply for purposes of this
Article VIII:

     (a)  (i)    "Annual additions" means, for each limitation year, the sum of:

                 (A) The contributions by the Bank or any other member of the Affiliated Group to this Plan or any other qualified defined contribution retirement plan;

                 (B) Any forfeitures allocated to a Participant under such a plan;

                 (C)  Any contribution to such a plan by the Participant; and

                 (D) Any contribution by the Bank or any other member of the Affiliated Group allocated in years beginning after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, established for a Participant under any pension or annuity plan, and, in the case of an individual who is or was at any time a key employee as defined in Section 22.1(e), any contribution by the Bank or any other member of the Affiliated Group paid or accrued after 1985 in taxable years ending after 1985 to a separate account in a funded welfare benefit plan, as defined in Section 419(e) of the Code, established for the purpose of providing post-retirement medical benefits.

          (ii) The term "annual additions" shall not include any Deferral Contributions distributed under Section 6.4, any investment earnings allocable to a Participant, amounts recontributed to this Plan under
     Article XI or any rollover contributions described in Article XIII (including any amounts received by a trustee of a plan of the Affiliated Group in a direct transfer from another qualified plan).

          (iii) For limitation years beginning before 1987, paragraph (i)(C) shall not apply, and contributions by a Participant to plans described in paragraph (i)(A) shall be treated as annual additions to the extent of the lesser of one-half of such contributions or the amount of such contributions in excess of 6% of the Participant's earnings.

     (b) "Earnings" means wages, as defined in Section 3401(a) of the Code, and other compensation received by a Participant during a limitation year which are reportable in Box 10 (or, for limitation years after 1992, Box 1) on IRS Form W-2 (Wage and Tax Statement) for such limitation year. Earnings shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages on the basis of the nature or location of the employment or the services performed.

     (c) "Excess amount" means the amount allocated or credited to a Participant in excess of the limits applicable under Section 8.2 or 8.3.

     (d) "Limitation year" means the calendar year unless otherwise designated by resolution of the board of directors of the Bank.

     (e) "Minimum accrued benefit" means the sum of the annual retirement benefits accrued by a Participant under all qualified defined benefit retirement plans of the Bank or any other member of the Affiliated Group that were in effect on May 6, 1986, as of the end of the last limitation year of such plans beginning before 1987, computed without regard to any changes in the provisions of such plans after May 5, 1986. The preceding sentence shall apply only if the plans described therein individually and collectively satisfied the requirements of Section 415 of the Code for all limitation years beginning before 1987.

     (f) "Projected annual retirement benefit" means the annual benefit to which a Participant would be entitled under any qualified defined benefit retirement plan maintained by the Bank or any member of the Affiliated Group, based on the assumptions that employment continues until normal retirement age, that earnings continue until normal retirement age at the same rate as in effect in the limitation year under consideration and that all other relevant factors used to determine benefits under the plan as of the current limitation year remain constant for all future limitation years.

     (g) "Social Security retirement age" means a Participant's retirement age under Section 216(l) of the Social Security Act determined without regard to the age increase factor under such section as if the early retirement age under paragraph (2) thereof were 62.

     Section 8.2 (a) The maximum annual additions credited to any Participant for any limitation year beginning after 1986, under this Plan and any other qualified defined contribution retirement plan maintained by the Bank or any other member of the Affiliated Group, shall not exceed the lesser of (i) 25% of the Participant's earnings for the limitation year; or (ii) the greater of $30,000, or 25% of the dollar limitation referred to in Section 8.3(c)(i)(B)(1), adjusted as provided in Section 8.4.

     (b) For purposes of the limitation set forth in subsection (a)(i), any contribution described in Section 8.1(a)(i)(D) shall not be taken into account.

     Section 8.3 (a) In the case of a Participant who is covered at any time by a qualified defined benefit retirement plan maintained by the Bank or any other member of the Affiliated Group, the sum of the defined contribution fraction described in subsection (b) and the defined benefit fraction described in subsection (c) shall not exceed 1.0.

     (b) (i) Except as otherwise provided in paragraph (ii), the defined contribution fraction is a fraction:

               (A) the numerator of which is the sum of the annual additions for the current and all prior limitation years, determined with respect to each such year under the rules governing the crediting of annual additions for such year and computed as of the end of such year:

                    (1) credited to the Participant under any qualified defined contribution retirement plan of the Bank or any other member of the Affiliated Group, whether or not terminated,

                    (2) attributable to nondeductible employee contributions to any defined benefit retirement plan of the Bank or any other member of the Affiliated Group, whether or not terminated,

                    (3)  attributable to any welfare benefit plan, as defined in
               Section 419(e) of the Code, of the Bank or any other member of the Affiliated Group, and

                    (4) attributable to any individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Bank or any other member of the Affiliated Group; and

               (B) the denominator of which is the sum of the lesser of the following amounts, computed for each limitation year as of the end of such year and including limitation years when the individual was not a Participant as a result of ineligibility to participate or because the Bank did not maintain a defined contribution plan:

                    (1) 125% of the defined contribution dollar limitation in effect for such limitation year, or

                    (2) 35% of the Participant's earnings for the limitation year.

          (ii) In the case of an individual who was a participant as of the end of the first day of the first limitation year beginning after 1986 in any qualified defined contribution plan of the Bank or any other member of the Affiliated Group that was in effect on May 6, 1986, if the sum of the fraction described in this subsection (b) and the fraction described in subsection (c) would otherwise exceed 1.0, the numerator of the fraction described in this subsection shall be adjusted by permanently subtracting therefrom an amount equal to the product of (A) the excess of the sum of such fractions over 1.0 and (B) the denominator of the fraction described in this subsection. For purposes of the adjustment described in the preceding sentence, the applicable fractions shall be computed as of the end of the last limitation year beginning before 1987, but using the limitation under Code Section 415 applicable to the first limitation year beginning after 1986, and without regard to any change made after May 5, 1986, in the provisions of the plans taken into account under this paragraph.

          (iii) For purposes of paragraph (i), the annual addition for any limitation year beginning before 1987 shall not be recomputed to treat all employee contributions as annual additions.

     (c)  (i)    Subject to paragraph (ii), the defined benefit fraction is a fraction:

                 (A) the numerator of which is the sum of the Participant's projected annual retirement benefits under each qualified defined benefit retirement plan of the Bank or any other member of the Affiliated Group, whether or not terminated, determined as of the end of the limitation year; and

                 (B)  the denominator of which is the lesser of:

                      (1) 125% of $90,000 (or, in the case of benefits commencing before or after the Social Security retirement age, the actuarial equivalent of such amount), as adjusted under
                 Section 8.4(a), or

                      (2) 140% of the Participant's average earnings for the
                 highest three consecutive limitation years, as adjusted under
                 Section 8.4(b).

          (ii) If a Participant was a participant as of the first day of the first limitation year beginning after 1986 in any qualified defined benefit retirement plan of the Bank or any other member of the Affiliated Group that was in effect on May 6, 1986, the denominator of the defined benefit fraction shall not be less than 125% of such Participant's minimum accrued benefit.

     Section 8.4 (a) The dollar limitation referred to in Section 8.3(c)(i)(B)(1) shall be adjusted after 1987 in accordance with Regulations for increases in the cost of living using the last calendar quarter of 1986 as the base period.

     (b) In the case of a Participant who has separated from service with the Bank, the amount of average earnings described in Section 8.3(c)(i)(B)(2) shall be adjusted annually by multiplying such amount by a fraction with a numerator equal to the adjusted dollar limitation described in Section 8.2 for the limitation year for which such adjustment is being made, and a denominator equal to the adjusted dollar limitation in effect for the year in which such separation from service occurred. For purposes of this subsection, in the case of a Participant who separated from service with the Bank prior to 1974, the denominator utilized in the applicable fraction shall be determined in accordance with rules prescribed by the Commissioner of Internal Revenue.

     (c) If the Bank or any other member of the Affiliated Group maintains a qualified defined benefit retirement plan providing any post-retirement ancillary benefits (other than a qualified joint and survivor annuity with the Participant's spouse), the denominator referred to in Section 8.3(c) shall be adjusted in accordance with Regulations.

     Section 8.5 (a) An excess amount shall be attributed to, and treated in accordance with the provisions of, the qualified retirement plan or plans maintained by the Bank or any other member of the Affiliated Group in which the Participant participates, in the following order:

          (i)    any qualified defined benefit pension plan;

          (ii)   this Plan;

          (iii)  any other qualified 401(k) plan;

          (iv)   any other qualified profit sharing plan;

          (v)    any qualified stock bonus plan;

          (vi)   any qualified money purchase pension plan; and

          (vii)  any qualified target benefit pension plan.

     (b) If an excess amount attributable to this Plan is due to the allocation of forfeitures, a reasonable error in estimating a Participant's annual earnings or determining the amount of elective deferrals (as defined in Code Section 402(g)(3)) that may be made with respect to the Participant under the limits of Code Section 415, or such other limited facts and circumstances as the Commissioner of Internal Revenue finds justifiable, such excess amount shall be treated as follows:

          (i) Any non-deductible voluntary contributions made to this Plan or any other qualified retirement plan maintained by the Bank or any other member of the Affiliated Group shall be returned to the Participant and any elective deferrals shall be distributed to the Participant, to the extent such return or distribution would reduce the excess amount.

          (ii) Any remaining excess amount which is attributed to this Plan shall be treated as follows:

                  (A) If the Bank's contribution for the limitation year has not been made, the amount that would otherwise be contributed to the Plan shall be reduced by such excess amount.

                  (B) If the Bank's contribution for the limitation year has been made, any remaining excess amount which is contributed under conditions described in Article XVIII shall be returned to the Bank in accordance with Article XVIII. Any excess amount that remains attributed to this Plan after the return of contributions to the Bank shall be credited to a Suspense Account. The amount credited to the Suspense Account shall be allocated to the Participant for whom the excess amount was determined for the next limitation year (and for each succeeding limitation year, as necessary) by reducing future Bank contributions (including allocations of any forfeitures) that would otherwise be allocated to the Accounts of such Participant. If such Participant is not covered by the Plan as of the end of the next or any succeeding limitation year, any remaining amount credited to the Suspense Account shall be allocated to all other Participants for such limitation year (and for each later limitation year, as necessary) by reducing future Bank contributions that would otherwise be allocated to the Accounts of such Participants.



                               A R T I C L E  IX
                               -----------------

                              Payment of Benefits
                              -------------------


     Section 9.1 (a) An individual who has Employment Status upon attaining Normal Retirement Date shall be 100% vested in the Accounts held on behalf of such individual. Subject to subsection (c), the amount to which the individual is entitled shall be determined and paid as provided in this Article as soon as practical following Normal Retirement Date.

     (b) A Disabled Participant shall be 100% vested in the Accounts held on behalf of such individual. The amount to which a Disabled Participant is entitled shall be determined and paid as provided in this Article as soon as practical after the approval of the Application for Benefits required by Article XII.

     (c) Subject to Section 9.2(b), if a Participant continues in the service of the Bank after attaining Normal Retirement Date, payment of benefits hereunder shall be deferred until the date on which the Participant separates from service with the Bank, unless the Participant elects to have payment of benefits commence on another date designated by the Participant.

     Section 9.2 (a) Unless an election under Section 9.1(c) is in effect, payment of benefits under Section 9.1 shall commence no later than 60 days after the end of the Plan Year in which occurs the latest of Normal Retirement Date, separation from service with the Bank or the 10th anniversary of the date on which the Participant commenced participation in the Plan.

     (b)  (i)    Notwithstanding subsection (a), except as otherwise provided in paragraphs (ii) and (iii), payment of benefits hereunder shall commence no later than the April 1st next following the calendar year in which an individual attains age 70-1/2.

          (ii) An individual who attained age 70-1/2 before 1988 may elect to defer the commencement of benefit payments until the April 1st next following the calendar year in which occurs the earlier of separation from service with the Bank or the date the individual becomes a qualified owner.

          (iii) In the case of an individual who attained age 70-1/2 in 1988, who is not a qualified owner and had not separated from service with the Bank by January 1, 1989, benefit payments shall commence no later than April 1, 1990.

          (iv) For purposes of paragraphs (ii) and (iii), "qualified owner" means an individual who, at any time during the Plan Year ending in the calendar year in which the individual attained age 66-1/2 or during any subsequent Plan Year, owns more than a 5% interest in the Bank or any member of the Affiliated Group. In determining ownership, the constructive ownership provisions of Section 318 of the Code shall be applied by utilizing a 5% test in lieu of the 50% test set forth in subparagraph
     (a)(2)(C) thereof, and the aggregation rules of Section 414(b), (c), (m) and (o) of the Code shall not apply.

     Section 9.3 (a) Subject to Section 9.5 and Article XXIV, benefits shall be paid in one of the following forms, as selected by the Participant on an Application for Benefits filed pursuant to Article XII:

          (i)    a lump sum payment;

          (ii) purchase from an Insurer of a nontransferable annuity Contract providing for payment over a fixed period or of a fixed amount until the available funds are exhausted, provided that the annuity shall not require the survival of the Participant, the Participant's spouse or the Beneficiary as a condition for payment; or

          (iii) payment in annual or more frequent installments, provided that the survival of the Participant, the Participant's spouse or the Beneficiary shall not be a condition for payment.

     (b) Benefits payable to a Participant who separates from service with the Bank after attaining Normal Retirement Date and fails to select a form of payment under subsection (a) shall be paid in a lump sum.

     (c) Amounts attributable to contributions made after benefits have commenced shall be distributed in accordance with the form of payment in effect for the Participant on whose behalf such contributions were made.

     Section 9.4 (a) Distributions under the Plan shall be subject to the rules set forth in this section and shall be made in accordance with Section 401(a)(9) of the Code and Regulations thereunder, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 thereof. The rules set forth in this section shall be applied as of the time when distributions are required under Section 9.2(b) to commence and shall not govern distributions made prior to such time; provided, however, that distributions commencing prior to such time which will not satisfy the requirements of this section as of such time and thereafter shall be treated as failing to satisfy such requirements when they commence.

     (b) The entire interest of a Participant shall be distributed, in accordance with applicable Regulations, over a period not extending beyond either the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and any designated Beneficiary. In the case of a Participant with a non-spouse Beneficiary, the period over which distributions must be made shall be determined under Section 1.401(a)(9)-2 of the proposed Regulations.

     (c) (i) The Plan shall make distributions for each distribution calendar year in an amount not less than the amount required by this subsection.
     The minimum amount required to be distributed for any distribution calendar year shall be determined by dividing the amount determined under paragraph (ii) by:

                 (A) if distributions are to be made over a period not exceeding the life expectancy of the Participant, such life expectancy, determined under subsection (e);

                 (B) if distributions are to be made over a period not exceeding the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary and the spouse is the Beneficiary, such joint and last survivor life expectancy, determined under subsection (e); and

                 (C) if distributions are to be made over the joint and last survivor life expectancy of the Participant and a non-spouse Beneficiary, the lesser of the applicable divisor set forth in Q & A - 4 of Section 1.401(a)(9)-2 of the proposed Regulations or such joint and last survivor life expectancy, determined under subsection (e).

          (ii) (A) Subject to subparagraph (B), the amount used to determine the minimum distribution for each distribution calendar year shall be the value of the Participant's Accounts as of the last valuation thereof in the calendar year preceding such distribution calendar year, adjusted by (1) adding thereto any contributions or forfeitures thereafter allocated to such Accounts as of dates preceding such distribution calendar year, and (2) subtracting therefrom any later distributions made prior to such distribution calendar year.

                 (B) If any portion of the distribution required to be made for the first distribution calendar year is distributed after the end of such year and before the date described in Section 9.2(b)(i) or (ii), the amount described in subparagraph (A) with respect to the second distribution calendar year shall be decreased by the amount so distributed in such distribution calendar year to the extent that, when added to the amount distributed in the first distribution calendar year, it does not exceed the minimum distribution required for such first distribution calendar year.

          (iii) For purposes of paragraphs (i) and (ii), "distribution calendar year" means each calendar year, beginning with the calendar year preceding the April 1 by which distributions are required under Section 9.2(b) to commence (the "first distribution calendar year") and ending with the calendar year in which the balance of a Participant's Accounts is reduced to zero.

     (d) The Beneficiary shall receive benefit payments under a method of distribution which is at least as rapid as the method under which the Participant was receiving benefit payments.

     (e) The life expectancy of a Participant or a Beneficiary shall be based on the individual's attained age in the calendar year preceding the date on which distributions are required under Section 9.2(b) to commence, or at the earlier date on which distributions irrevocably commence in the form of an annuity. Life expectancies shall be determined by using Tables V and VI contained in Section 1.72-9 of the Regulations. The Participant may elect to have the life expectancy of the Participant or the Participant's spouse or the joint and last survivor life expectancy of the Participant and the Participant's spouse recalculated annually by the Plan Administrator. Any such election to recalculate life expectancy must be made by the Participant prior to the commencement of benefits and in accordance with rules established by the Plan Administrator. Once payments begin, the election becomes irrevocable. In the event the Participant fails to make an election, life expectancy shall not be recalculated. If the Participant has elected to have a recalculation of life expectancy, life expectancy shall be based upon the attained age of the applicable individual in each succeeding year in which a distribution occurs.
If life expectancy is not to be recalculated, the amount required to be paid for any calendar year shall be based on the life expectancy determined under the first sentence of this subsection reduced by the number of entire years that have elapsed since the date as of which life expectancy was so determined. Payments may not be based on the life expectancy of a Beneficiary unless such Beneficiary is described in Section 10.4(f).

     (f) The Plan shall be deemed to have satisfied the require ments of subsection (c) if it purchases an annuity Contract providing for the payment of a Participant's benefit under the Plan over a period described in subsection
(b). Any annuity Contract purchased by the Plan shall comply with F-3 of Section 1.401(a)(9)-1 of the proposed Regulations and shall provide for nonincreasing payments (except as otherwise permitted thereby) on an annual or more frequent basis. Any annuity Contract distributed by the Plan shall be nontransferable after it is distributed and shall comply with the requirements of the Plan.

     (g) For calendar years before 1989, in the case of a Participant with a non-spouse Beneficiary, the method of distribution of such Participant's benefit must assure that not less than 50% of the Participant's Accounts is distributed within the life expectancy of the Participant.

     Section 9.5 If the benefit payable under this Article does not exceed $3,500, the Plan Administrator shall direct the Trustee to distribute the entire amount of such benefit in a lump sum payment provided that such payment is made no later than the Participant's Annuity Starting Date. For purposes of this section, a Participant's Accounts shall be valued as of the Valuation Date coinciding with or next following the date on which separation from service with the Bank occurs. If the value of a Participant's Accounts exceeds $3,500 at the time of any distribution under the Plan or withdrawal under Article XXIII, the value of the benefit payable under this Article shall be deemed to exceed $3,500 at all times thereafter.

     Section 9.6 Subject to Sections 9.2 and 9.5, a Retired or Disabled Participant's Accounts shall be valued as of the Valuation Date coinciding with or next following the date on which the Plan Administrator receives an Application for Benefits filed pursuant to Article XII and shall be distributed as soon as practical thereafter.

     Section 9.7 For purposes of this Article, other than Section 9.1, the term "Participant" shall include a Retired Participant, a Terminated Participant and a Disabled Participant.



                               A R T I C L E  X
                               ----------------

                                Death Benefits
                                --------------

     Section 10.1 (a) Upon the death of a Participant before the Annuity Date, the death benefit shall be the value of the individual's Accounts.

     (b) The Beneficiary of a Participant who dies before the Annuity Starting Date and was married on the date of death shall be the surviving spouse. If there is no surviving spouse or if the surviving spouse consents to the designation of another Beneficiary in accordance with Section 10.2, the death benefit shall be paid to the Beneficiary. If there is no surviving spouse or designated Beneficiary, the death benefit shall be paid to the Participant's estate in a lump sum.

     Section 10.2 (a) A spouse who is entitled to receive the benefit payable under Section 10.1 must consent to the designation of any other Beneficiary. Such consent must be made in writing, acknowledge the effect of the designation and be witnessed by a Plan representative or a notary public. Spousal consent shall not be required if it is established to the satisfaction of the Plan

Administrator that it cannot be obtained because there is no spouse or the spouse cannot be located, or under such other circumstances as may be prescribed by Regulations.

     (b) A Beneficiary designation may be revoked in writing at any time before the Annuity Starting Date without spousal consent.

     Section 10.3 (a) The death benefit payable under Section 10.1 shall be paid to or applied for the Beneficiary in accordance with one of the following forms of payment, as selected by the Participant on a Beneficiary designation form:

          (i)    a lump sum payment;

          (ii) purchase of a nontransferable annuity Contract providing for payments over a period certain, payments of a fixed amount or payments for the life of the Beneficiary; or

          (iii) payment in installments in the same manner as installment payments under Section 9.3(a)(iii).

     (b) In the case of a benefit payable under this Article the value of which exceeds $3,500, if the deceased Participant has not selected a form of payment under subsection (a), such benefit shall be paid in a form set forth in subsection (a) as selected by the Beneficiary on an Application for Benefits. Any election by a Beneficiary under this subsection must be made no later than the earlier of (i) the last day of the calendar year in which distributions are required under Section 10.4 to commence, or (ii) the last day of the calendar year in which occurs the fifth anniversary of the date of death of the Participant.

     (c) If a Participant dies after the Annuity Starting Date, the death benefit, if any, payable to the Beneficiary shall depend upon the form of benefit payment in effect for such Participant at the time of death.

     (d) Subject to Section 10.6, payment of death benefits shall commence as soon as practical following receipt by the Plan Administrator of the Application for Benefits required by Section 12.3, and the Accounts of the deceased Participant shall be valued as of the Valuation Date coinciding with or next following the date on which the Plan Administrator receives such Application for Benefits.

     (e) In the event the Bank's contribution for the Plan Year in which a Participant died is allocated after payment of the death benefit, the deceased Participant's share of such contribution shall be paid to the Beneficiary in a lump sum as soon as practical.

     Section 10.4 (a) (i) If a Participant dies before the date on which retirement benefits are required under Section 9.2(b) to commence, except as provided in this subsection or subsection (b), distribution of death benefits payable under this Article shall be completed by the end of the calendar year that includes the fifth anniversary of the Participant's death.

         (ii) Death benefits may be distributed over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, commencing no later than the end of the calendar year following the year of the Participant's death, or, if the Beneficiary is the Participant's surviving spouse, no later than the end of the calendar year in which the Participant would have attained age 70-1/2, or if later, the end of the calendar year following the calendar year of the Participant's death.

          (iii) If the Beneficiary is the Participant's surviving spouse and the surviving spouse dies prior to the date when payment of death benefits is required under paragraph (ii) to commence:

                 (A) distributions may be completed by the end of the calendar year that includes the fifth anniversary of the spouse's death, or

                 (B) distributions may commence no later than the end of the calendar year following the year of the spouse's death and may be completed over the life of the spouse's beneficiary or over a period not exceeding the life expectancy of the spouse's beneficiary.

          (iv) Paragraph (iii) shall not apply if distributions to the surviving spouse have commenced in the form of an annuity prior to the date when payment of death benefits is required under paragraph (ii) to commence. In such event, annuity distributions after the surviving spouse's death must continue at least as rapidly as under the distribution method in effect at the death of the surviving spouse.

     (b) If distributions to a Participant commence in the form of an annuity prior to the date when payment of retirement benefits is required under Section 9.2(b) to commence or if a Participant dies after such date, distributions after the Participant's death must continue at least as rapidly as under the distribution method in effect at the Participant's death. Notwithstanding the preceding sentence, in the case of a Participant with respect to whom the applicable divisor in the table contained in Q & A-4 of Section 1.401(a)(9)-2 of the proposed Regulations was used to determine the amount to be distributed each year prior to death, the amount required to be distributed each year after such Participant's death may be determined without regard to such applicable divisor by using the applicable life expectancy determined under subsection (e).

     (c)  (i)    Unless benefits are paid in the form of a life annuity, the
     Plan shall make distributions to the Beneficiary for each distribution calendar year in an amount not less than the amount required by this subsection. The minimum amount required to be distributed for any distribution calendar year shall be determined by dividing the amount determined under paragraph (ii) by the applicable life expectancy determined under subsection (e).

          (ii) The amount used to determine the minimum distribution for each distribution calendar year shall be the value of the Participant's Accounts as of the last valuation thereof in the calendar year preceding such distribution calendar year, adjusted by (A) adding thereto any contributions or forfeitures thereafter allocated to such Accounts as of dates preceding such distribution calendar year and (B) subtracting therefrom any later distributions made prior to such distribution calendar year.

          (iii) For purposes of paragraphs (i) and (ii), "distribution calendar year" means each calendar year, beginning with the calendar year in which distributions under this Article are required to commence and ending with the calendar year in which the balance of a Participant's Accounts is reduced to zero.

     (d) The Plan shall be deemed to have satisfied the requirements of subsection (c) if it purchases an annuity Contract providing for the distribution of the death benefit payable with respect to a Participant over a period described in subsection (a)(ii). Any annuity Contract purchased by the Plan shall comply with F-3 of Section 1.401(a)(9)-1 of the proposed Regulations and shall provide for nonincreasing payments (except as otherwise permitted thereby) on an annual or more frequent basis. If death benefits are payable over the life of an individual, the Plan shall purchase an annuity Contract providing for the payment of such benefits.

     (e) The life expectancy of a Participant's Beneficiary shall be based on the Beneficiary's attained age in the calendar year in which distributions under this Article are required to commence, or at the earlier date on which distributions irrevocably commence in the form of an annuity. Life expectancy shall be determined by using Tables V and VI contained in Section 1.72-9 of the Regula-tions. If the Beneficiary is the Participant's spouse, the spouse's life expectancy may be recalculated annually. Any such election to recalculate life expectancy must be made by the Participant prior to the commencement of benefits and in accordance with rules established by the Plan Administrator. Once payments begin, the election becomes irrevocable. If no such election is made with respect to a Participant's spouse, the spouse's life expectancy shall not be recalculated. If the Participant has elected to have a recalculation of life expectancy, life expectancy shall be based upon the attained age of the applicable individual in each succeeding year in which a distribution occurs. If life expectancy is not to be recalculated, the amount required to be paid for any calendar year shall be based on the life expectancy determined under the first sentence of this subsection reduced by the number of entire years that have elapsed since the date as of which life expectancy was so determined.

     (f) Death benefit payments may not be based on the life or life expectancy of the Beneficiary unless the Beneficiary is either an individual or a trust that meets the following standards:

          (i)    the trust is a valid trust under applicable state law;

          (ii)   the trust is irrevocable;

          (iii) a beneficiary of the trust who would be a beneficiary with respect to the trust's interest under this Plan is identifiable from the trust instrument; and

          (iv) a copy of the trust instrument is provided to the Plan Administrator.

     (g) If more than one individual is designated as a Beneficiary, the individual with the shortest life expectancy will be considered the Beneficiary for purposes of determining the applicable life expectancy.

     (h) If a death benefit under this section is payable in the form of an annuity, payments under such annuity must satisfy the requirements of Section 9.4, and, if benefits are payable in the form of an annuity for the life of the Beneficiary, the Plan shall purchase an annuity Contract providing for the payment of such benefits.

     Section 10.5 The designation of a Beneficiary and the selection of a form of payment shall be made on a form furnished by and filed with the Plan Administrator, and may be changed in a like manner.

     Section 10.6 Anything herein to the contrary notwithstanding, if the death benefit payable under this Article does not exceed $3,500, determined as of the Valuation Date coinciding with or next following the date of death, the Plan Administrator shall direct the Trustee to distribute such benefit in a lump sum payment as soon as practicable following such Valuation Date, provided that such payment is made prior to the commencement of death benefit payments. If the value of a deceased Participant's Accounts exceeds $3,500 at the time of any distribution under the Plan or withdrawal under Article XXIII, the value of the benefit payable under this Article shall be deemed to exceed $3,500 at all times thereafter.

     Section 10.7 For purposes of this Article X, the term "Participant" includes a Retired Participant, a Terminated Participant and a Disabled Participant.



                               A R T I C L E  XI
                               -----------------

                     Termination of Participation, Loss of
                     -------------------------------------
                         Employment Status and Vesting
                         -----------------------------

     Section 11.1 The eligibility of a Participant who has separated from service with the Bank or a Terminated Participant to receive a distribution of benefits shall be determined under this Article XI.

     Section 11.2 A Participant or a Terminated Participant shall always be 100% vested in any Regular, Deferral Contributions, Voluntary or Rollover Account held on behalf of such individual.

     Section 11.3 In the event the Bank shall adopt an amendment changing the vesting provisions of the Plan, or any other amendment that directly or indirectly affects the computation of the vested percentage of a Participant's Accounts, any Participant who has at least three years of employment as an Employee may elect to have the vested percentage determined in accordance with the vesting schedule in effect immediately prior to the effective date of the amendment, unless the individual's vested percentage under the Plan, as amended, cannot at any time be less than such percentage determined without regard to such amendment. Such election shall be made in writing and be filed with the Plan Administrator by the latest of (i) 60 days after the amendment is adopted,
(ii) 60 days after the amendment becomes effective, or (iii) 60 days after written notice of the amendment is issued to the Participant by the Plan Administrator. The Participant must have completed the required three years by the latest date on which an election may be filed hereunder. Anything in Section 11.2 to the contrary notwithstanding, a Participant or Terminated Participant's vested percentage shall not be less than the percentage to which the individual would have been entitled in the event of separation from service immediately prior to the date such amendment is adopted or the effective date of such amendment, whichever is later.

     Section 11.4 (a) A Participant or Terminated Participant who has separated from service with the Bank shall be entitled to receive a distribution of the value of the Accounts held on behalf of such individual. If the value of such individual's Accounts does not exceed $3,500, the Plan Administrator shall direct the Trustee to distribute an amount equal to the value of such Accounts in a lump sum as soon as practical following the date on which such individual separates from service with the Bank. The value of such Accounts shall be determined as of the Valuation Date coinciding with or next following the date on which such individual separates from service with the Bank. If the value of the Accounts exceeds $3,500, such individual may elect, by filing an Application for Benefits, to receive an amount equal to such value in accordance with
Article IX as of any Valuation Date coinciding with or following the date on which such individual separates from service with the Bank. The Application for Benefits must be filed in accordance with Article XII. The value of such individual's Accounts shall be determined as of the Valuation Date coinciding with or next following the date on which the Plan Administrator receives such individual's Application for Benefits.

     (b) The value of an individual's Accounts that is not distributed under subsection (a) shall be held by the Trustee until the individual's Normal Retirement Date and shall then be paid in accordance with Article IX.

     (c) For purposes of this section, if the value of the individual's Accounts exceeded $3,500 at the time of any distribution under the Plan or withdrawal under Article XXIII, the value of the benefit payable under this Article shall be deemed to exceed $3,500 at all times thereafter.

     Section 11.5 (a) An individual who has received a lump sum distribution under Section 11.4 and is again employed by the Bank in a classification of employees eligible to participate in the Plan shall be entitled, during the period commencing on the date of reemployment and ending on the earlier of the fifth anniversary of such date or the occurrence of five consecutive Breaks in Service commencing after the lump sum distribution, to recontribute to the Plan the full amount of the distribution attributable to the individual's Regular and Deferral Contributions Accounts. Upon the recontribution of such amount to the Plan, the Regular and Deferral Contributions Accounts of such individual shall be reinstated in an amount equal to the value of such Accounts immediately before such distribution.

     (b) Amounts recontributed to the Plan under subsection (a) or restored to an individual's Accounts under this section shall not be considered an annual addition for purposes of Article VIII, a voluntary contribution for purposes of
Article XXV or a rollover contribution for purposes of Article XIII.



                              A R T I C L E  XII
                              ------------------

          Applications for Benefits and other Distribution Procedures
          -----------------------------------------------------------

     Section 12.1 (a) Benefits under the Plan shall be paid in the manner and at the time selected in an Application for Benefits filed by an individual in accordance with this Article after receipt of the written description required by subsection (b)(ii) and (iii) and as soon as reasonably practicable after the Annuity Starting Date.

     (b) Not less than 30 days and not more than 90 days before an individual's Annuity Starting Date, the Plan Administrator shall:

          (i)    provide the individual with an Application for Benefits;

          (ii) provide the individual with a general description of the material features of, and an explanation of the relative values of, the optional forms of payment available under the Plan; and

          (iii) inform the individual of any right to defer receipt of the distribution and that failure to file an Application for Benefits within the time permitted by the Plan Administrator will be treated as an election to defer.

     (c) Subject to subsection (d), an individual's Annuity Starting Date shall be not less than 30 days and not more than 90 days after the date on which the individual has received the written information required by subsection (b)(ii) and (iii).

     (d) (i) If an individual's Annuity Starting Date will occur more than 90 days after the date on which such individual received the information required by subsection (b)(ii) and (iii), the Plan Administrator shall again furnish such individual with the written information required by subsection

     (b)(ii) and (iii) so that such information is received no more than 90 days before the Annuity Starting Date.

          (ii) Payment of benefits (other than benefits to which Article XXIV applies) may commence less than 30 days after an individual's receipt of the information required by subsection (b)(ii) and (iii) if:

               (A) the Plan Administrator has informed the individual that he or she is entitled, for a period of at least 30 days after receiving such information, to consider whether to elect a distribution (and, if applicable, a particular form of payment); and

               (B) the individual, after receiving the information, elects to receive a distribution before the end of such 30-day period.

     Section 12.2 The Application for Benefits required for the payment of disability benefits under Article IX must be filed no later than one year following an individual's separation from service with the Bank. Proof of disability in the form of a written certification by a licensed physician approved by the Plan Administrator must be filed with the Application for Benefits.

     Section 12.3 The Application for Benefits required for the payment of death benefits under Article X must be filed by the Beneficiary of a deceased individual or the legal representative of the individual's estate and must be accompanied by a death certificate.

     Section 12.4 If payment of an individual's benefits is to commence on or after Normal Retirement Date and the individual fails to file an Application for Benefits within a reasonable time following receipt of such application and the written information required by Section 12.1(b)(ii), the amount to which such individual is entitled shall be paid as provided in Article IX.

     Section 12.5 The election of a form of payment or the designation of a Beneficiary made in an Application for Benefits may be revised by filing a new Application for Benefits prior to the Annuity Starting Date.

     Section 12.6 The Plan Administrator shall promptly process each Application for Benefits received by it and shall notify the applicant in writing of the action taken regarding the Application for Benefits within a reasonable period of time following its receipt. In the event of a denial of benefits, the Plan Administrator shall furnish the applicant with a written notification which shall include the reasons for the denial;

specific references to the Plan provisions on which the denial is based; a description of any additional material or information necessary for the applicant to perfect the Application for Benefits, including an explanation of why such material or information is necessary; and an explanation of the review procedure set forth in Section 12.7.

     Section 12.7 An applicant who has received a written denial of an Application for Benefits may appeal by filing with the Plan Administrator a written request for review. Such request must be made within 60 days following the receipt of the written denial. In connection with any request for review, the applicant may at any time review pertinent documents and may submit issues and comments in writing. The Plan Administrator shall notify the applicant of its determination within 60 days following receipt of the request for review.

     Section 12.8 An individual for whom benefits are being held by the Trustee shall keep the Plan Administrator notified of a current mailing address. The Plan Administrator and the Bank shall be discharged from any liability resulting from a failure to pay benefits as they become due if reasonable effort has been made to contact the individual at the last address on record.

     Section 12.9 Accounts maintained under the Plan for an individual who cannot be found shall be forfeited and used to reduce the Bank's contribution hereunder as soon as possible. If the individual is located after the forfeiture, the individual's Accounts shall be reinstated and distributed in accordance with the terms of the Plan.

     Section 12.10 Distributions under Articles IX and XI of the Plan may, in addition to applicable income taxes, be subject to the tax on early distributions imposed by Section 72(t) of the Code.



                              A R T I C L E  XIII
                              -------------------

                                   Rollovers
                                   ---------

     Section 13.1 (a) Effective January 1, 1995, the Plan Administrator shall not accept on behalf of any individual any amount described in this section, Section 13.2, Section 13.6 or Section 13.7(a)(ii). Prior to such date, under such rules and procedures as the Plan Administrator may establish and subject to subsection (b), any individual employed by the Bank may contribute the following amounts to this Plan:

          (i) All or a portion of the money or property distributed before 1993 from another qualified plan in a lump sum distribution (within the meaning of Code Section 402(e)(4)(A) as then in effect, determined without reference to subparagraphs (B) and (H) of Section 402(e)(4)) which has become payable to a participant in such plan (A) after attaining age 59-1/2; (B) as a result of separation from service as a common-law employee of the employer maintaining such plan; or (C) after becoming disabled, provided the individual was self-employed with respect to such employer;

          (ii) All or a portion of the money or property distributed before 1993 from another qualified plan on account of the termination of such plan, or in the case of a profit sharing or stock bonus plan, a complete discontinuance of contributions under such plan;

          (iii) All or a portion of the money or property distributed after 1992 in an eligible rollover distribution, as defined in Section 13.7(d);

          (iv) All or a portion of the money or property received as a total distribution from an individual retirement account or an individual retirement annuity which contains only amounts described in paragraph (i) or (ii); and

          (v) All or a portion of the money or property received as a total distribution from an individual retirement account or annuity which contains only amounts described in paragraph (iii).

     (b) For purposes of subsection (a)(i) and (ii), money or property contributed to this Plan must be derived from a plan distribution which constitutes payment within one taxable year of the recipient's entire balance under the plan. Contributions made under subsection (a) may not include amounts contributed on an after-tax basis by the employee to the plan from which the distribution was received, or amounts received from a qualified retirement plan in a distribution attributable to the death of the employee's spouse. The amount of any contribution under subsection (a) which includes proceeds from the sale of property received in a plan distribution may not be greater than the fair market value of the property at the time of sale. Contributions made under subsection (a) must be received by the Trustee on or before the 60th day after the day on which the individual received the distribution.

     Section 13.2 Subject to Section 13.1, under such rules and procedures as the Plan Administrator may establish, any individual employed by the Bank may make a direct rollover, as defined in

Section 13.7(a)(ii), to this Plan of an eligible rollover distribution, as defined in Section 13.7(d), made after 1992.

     Section 13.3 (a) Before accepting any rollover contribution or direct rollover, the Plan Administrator shall determine to its satisfaction that such contribution or rollover does not contain amounts from sources other than those permitted by Section 13.1 or 13.2.

     (b)  No rollover contribution under Section 13.1 or direct rollover under
Section 13.2 shall be accepted from any plan subject to the requirements of Sections 401(a)(11) and 417 of the Code (or subject to such provisions with respect to the individual on whose behalf such rollover contribution or direct rollover is made) unless such individual shall have provided, in such manner as the Plan Administrator shall specify, proof that his or her spouse has consented to the distribution described in Section 13.1 or 13.2.

     Section 13.4 Amounts contributed under Section 13.1 or 13.2 shall be held in a Rollover Account which shall be invested and distributed in accordance with the provisions hereof applicable to Regular Accounts, except as otherwise provided herein.

     Section 13.5 In the case of a distribution or withdrawal made under the Plan after 1992, notwithstanding any other provision of the Plan, a distributee may elect, in accordance with procedures established by the Plan Administrator, that all or a portion of an eligible rollover distribution to be made to the distributee shall instead be distributed in a direct rollover. If a portion but not all of an eligible rollover distribution is to be distributed in a direct rollover, such portion may not be less than $500. In the case of an eligible rollover distribution not exceeding $500, any direct rollover must consist of the entire amount of the eligible rollover distribution.

     Section 13.6 (a) Subject to Section 13.1, the Plan Administrator may, in its discretion, establish uniform procedures permitting a direct transfer from another qualified plan on behalf of an individual. Any amount so transferred shall be allocated to a separate Rollover Account established for the individual and held in accordance with Section 13.4. If any amounts described in Section 24.1(a) are allocated to a Rollover Account established under this subsection, no amounts not described in Section 24.1(a) shall be allocated to such Rollover Account.

     (b) No transfer shall be made under this section unless the requirements of Sections 411(d)(6) and 414(l) of the Code are satisfied.

     Section 13.7 For purposes of this Article, the following terms shall have the meanings set forth below:

     (a) "Direct rollover" means (i) in the case of an eligible rollover contribution under the Plan, a payment to one or more eligible retirement plans specified by a distributee, and (ii) in the case of an eligible rollover distribution under another qualified plan, a payment made by such plan to the Trustee.

     (b) "Distributee" means an employee or former employee; the surviving spouse of an employee or former employee; and the spouse or former spouse of an employee or former employee who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code.

     (c) "Eligible retirement plan" means an individual retirement account or annuity described in Section 408 of the Code, an annuity plan described in
Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code that will accept a distributee's eligible rollover distribution. Notwithstanding the foregoing, in the case of an eligible rollover distribution made to the surviving spouse of a Participant, an eligible retirement plan means only an individual retirement account or annuity.

     (d) "Eligible rollover distribution" means the distribution under the Plan, or, in the case of a payment described in Section 13.7(a)(ii), under another qualified plan, of all or a portion of the balance to the credit of a distributee, other than: one or more distributions to be made during a taxable year of the distributee which in the aggregate are reasonably expected to be less than $200; a distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the distributee or the joint lives or joint life expectancy of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; payments under an annuity Contract made in or after the year in which the employee attains (or would, if living, have attained) age 70-1/2; the portion of any distribution that is required to be made under
Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income.

                               A R T I C L E XIV
                               -----------------

                               Leave of Absence
                               ----------------


     Section 14.1 An individual employed by the Bank who enters the armed forces of the United States of America shall be treated as on a leave of absence if:

     (a) The individual left employment for the purpose of entering the armed forces of the United States;

     (b) The individual returns to employment within 90 days after discharge or separation from the armed forces of the United States;

     (c) The individual has received a certificate from the armed forces of the United States evidencing satisfactory completion of the military service;

     (d) The individual serves not more than four years in the armed forces of the United States (plus any period of additional service imposed by law); and

     (e) The circumstances of the Bank have not changed since such individual left employment for the purpose of entering the armed forces of the United States so as to make it impossible or unreasonable for the Bank to continue the employment of such individual.

     Section 14.2 An individual employed by the Bank who is not performing services for the Bank or is on a reduced work schedule for a reason designated by the Bank as qualifying under the Family and Medical Leave Act of 1993 shall be treated as on a leave of absence for the period of such absence or reduced work schedule.

     Section 14.3 A leave of absence under Section 14.1 or 14.2 may not be canceled by the Bank, and an Employee deemed to be on such a leave shall not incur a Break in Service during the leave of absence.


                               A R T I C L E  XV
                               -----------------

                             Rights of Participant
                             ---------------------

     Section 15.1 The adoption and maintenance of this Plan shall not be construed as creating any contract of employment between the Bank and any individual. This Plan shall not affect the right of the Bank to deal with individuals employed by it in all respects, including their hiring, discharge, compensation and conditions of employment.

     Section 15.2 The sole rights of a Participant, Retired Participant, Disabled Participant or Terminated Participant, or a Beneficiary under this Plan shall be to have this Plan administered according to its provisions, to receive whatever benefits the individual may be entitled to hereunder, and to name the Beneficiary to receive any death benefits payable hereunder.

     Section 15.3 The Trust Fund is established for the purpose of providing for the support of the Participants upon their retirement and for the support of their families. Except as provided in Section 15.5, no right or interest of any Participant in any part of the Trust Fund shall be transferable or assignable by the Participant or be subject to alienation, anticipation or encumbrance by the Participant, and no such right or interest shall be subject to garnishment, attachment, execution or levy of any kind.

     Section 15.4 No Participant shall be discharged, fired, suspended, expelled, disciplined or discriminated against for exercising any right under this Plan, or for giving information or testimony in any inquiry or proceeding relating to the administration of this Plan.

     Section 15.5 (a) Section 15.3 shall not apply to a qualified domestic relations order. The Plan Administrator shall abide by the terms of any qualified domestic relations order. A "qualified domestic relations order" means any judgment, decree or order (including approval of a property settlement agreement) that creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits payable to a Partici pant hereunder pursuant to a state's domestic relations law relating to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the Participant, which specifically states:

          (i) The name and last known mailing address of the Participant and of each alternate payee covered by such order;

          (ii) The amount or percentage of the Participant's benefits to be paid by the Plan to each alternate payee or the manner in which such amount or percentage is to be determined;

          (iii) The number of payments or the period to which such order applies; and

          (iv)   The name of each plan to which such order applies.

     (b) The Plan Administrator shall establish reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions made thereunder consistent with the following:

          (i) The Plan Administrator shall promptly notify the Participant and any named alternate payee of the receipt of a domestic relations order and the procedures used for determining whether such order is qualified under Section 414(p) of the Code.

          (ii) The Plan Administrator shall, within a reasonable time following receipt, determine whether such order is qualified and notify the Participant and each alternate payee of such determination.

          (iii) During the period beginning upon receipt of the order and ending on the earlier of the date of determination of its qualified status or the expiration of 18 months, the Plan Administrator shall separately account for the amounts which will be payable to the alternate payee if the domestic relations order is determined to be qualified.

          (iv) If, within 18 months of receipt, the order is determined to be qualified, the Plan Administrator shall pay the amounts described in paragraph (iii) to the alternate payee pursuant to the terms of the order. If, within 18 months of receipt, the order is determined not to be qualified, or the order's status is unresolved, the Plan Administrator shall pay the amounts described in paragraph (iii) to the person or persons entitled to such amounts under the terms of the Plan as if no order had been received.

          (v) A determination that a domestic relations order is qualified made later than 18 months after the receipt of such order shall only operate prospectively.

     (c) Payments made pursuant to this Section 15.5 shall completely discharge the Plan of its obligations with respect to the Participant and each alternate payee to the extent of any such payments.

     Section 15.6 (a) On or after July 1, 1991 and prior to January 1, 1995, an individual may, by means of written instructions to the Plan Administrator, specify the percentage of the Deferral Contributions Account to be invested in any investment option available under the Plan. Effective January 1, 1995, an individual may, by means of written instructions to the Plan Administrator, specify the percentage of any Regular Account, Deferral Contributions Account, Voluntary Account or Rollover

Account to be invested in any investment option available under the Plan. The Plan Administrator shall have sole discretion to determine the investment options available under the Plan. Upon receipt of an individual's written instructions, the Plan Administrator shall direct the Trustee and any investment manager appointed under the Trust Agreement, in writing, to make the investment therein specified. An individual's investment instructions shall remain in effect until receipt by the Trustee and any investment manager from the Plan Administrator of a further direction changing or revoking the direction then in effect with respect to such individual. To the extent an individual does not direct the investment of any portion of an Account, either by failing to file written instructions with the Plan Administrator or by revoking any such instructions then in effect, such portion shall be invested by the Trustee or the investment manager in accordance with Section 2.2 of the Trust Agreement.

     (b) Upon request an individual may obtain written confirmation from the Plan Administrator of his or her investment instructions within a reasonable period of time following the submission of those instructions.

     (c) The Plan Administrator is responsible for the administration of the investment options available under the Plan and may from time to time establish rules and procedures for the proper administration of the investment options available under the Plan. The Plan Administrator shall not be required to comply with any investment instruction if, in its opinion, such investment might adversely affect the qualified status of the Plan, result in taxable income to the Plan, or constitute a prohibited transaction under Section 406 of the Act or
Section 4975 of the Code.



                              A R T I C L E  XVI
                              ------------------

                              Plan Administrator
                              ------------------

     Section 16.1 The Plan Administrator shall supervise and control the operation of this Plan and shall have all powers necessary to accomplish such purpose, including the power to make rules and regulations pertaining to the administration of this Plan. The Plan Administrator shall establish a funding method and policy consistent with the objectives of this Plan and shall determine the Plan's short- and long-term financial needs and communicate such requirements to the Trustee.

     Section 16.2 The board of directors of the Bank shall have the power to designate the Plan Administrator. If no Plan

If no Plan Administrator has been designated, the Bank shall serve as the Plan Administrator.

     Section 16.3 If more than one person is serving as the Plan Administrator, such persons may by written agreement allocate among themselves their responsibilities under this Plan. Except as otherwise provided by law, if responsibilities have been allocated among the persons serving as the Plan Administrator, only the person to whom a specific responsibility has been allocated shall be liable for acts or omissions occurring in the performance of such responsibility.

     Section 16.4 The Plan Administrator may delegate to others all or part of its duties that do not involve management of Plan assets. The Plan Administrator shall not be liable for any act or omission of the persons to whom such duties have been delegated, provided that the Plan Administrator acted prudently and in the interests of the Participants and Beneficiaries in selecting and retaining such persons.

     Section 16.5 The Plan Administrator shall not be authorized to offer investment advice to any Participant.

     Section 16.6 The Plan Administrator shall file such reports and plan descriptions with the Department of Labor and the Department of the Treasury as may be required by law.

     Section 16.7 The Plan Administrator shall notify the Internal Revenue Service of the termination of this Plan, any change in the name of the Plan or the name and address of the Plan Administrator, and any merger or division of this Plan.

     Section 16.8 The Plan Administrator shall provide each Participant and Beneficiary with a summary of the latest annual report of the Plan and summary plan descriptions in the form and within the time required by law.

     Section 16.9 The Plan Administrator shall furnish individual statements of vested benefits to Terminated Participants and individual annual statements of vested and accrued benefits to each Participant or Beneficiary in the form and within the time required by law.

     Section 16.10 The Plan Administrator shall make available to each Participant and Beneficiary of a deceased Participant during business hours at its principal office copies of this Plan and the Trust Agreement, the Plan's summary plan description, the latest annual report and any other documents pertaining to the establishment and operation of this Plan. A Participant shall be furnished copies of any such documents upon written request and payment of any reasonable expense incurred in duplicating such documents.

     Section 16.11 A Plan Administrator who is also a Participant hereunder shall not vote upon any question affecting his or her benefits under this Plan, and hereby agrees to be bound by the decision of the remaining persons serving as the Plan Administrator, or if they are unable to agree or if there is only one person serving as Plan Administrator, by the decision of the board of directors of the Bank.

     Section 16.12 If more than one person is serving as the Plan Administrator, any act which this Plan authorizes or requires the Plan Administrator to do may be done by a majority of such persons. The action of such majority expressed from time to time by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Plan Administrator.

     Section 16.13 The Plan Administrator shall have the power to designate the Plan's agent for service of legal process.

     Section 16.14 The Bank shall pay all expenses of administering the Plan, including legal, accounting and investment advisory fees.

     Section 16.15 The Plan Administrator shall have the discretionary authority to interpret the provisions of this Plan and to determine all questions relating to eligibility for benefits hereunder. Any such interpretation or determination adopted by the Plan Administrator in good faith shall be binding upon the Bank and on all Participants and Beneficiaries. The Plan Administrator, in exercising its discretion, shall do so in a uniform and nondiscriminatory manner, treating all individuals in similar circumstances alike.


                              A R T I C L E  XVII
                              -------------------

                                The Trust Fund
                                --------------

     Section 17.1 All assets of this Plan shall be held in trust by the Trustee under the Trust Agreement.

     Section 17.2 The Trustee shall have such powers as to investment, reinvestment, control and disbursement of the Trust Fund as are provided in this Plan and the Trust Agreement.

                             A R T I C L E  XVIII
                             --------------------

                  Plan for Exclusive Benefit of Participants
                  ------------------------------------------

     Section 18.1 Except as provided in this Article XVIII and in Article XXI, no assets of the Trust Fund shall ever revert to, or be used or enjoyed by, the Bank or any successor of the Bank, nor shall any such funds or assets ever be used other than for the benefit of Participants or their Beneficiaries.

     Section 18.2 In the event the Plan Administrator determines that the Bank has contributed any amount to the Trustee by mistake of fact, the Plan Administrator may direct the Trustee in writing to return to the Bank, within one year after the payment of the contribution, the lesser of the amount actually contributed by such mistake of fact or its then current value.

     Section 18.3 All contributions hereunder are made on the condition that this Plan and the Trust Agreement initially qualify under Sections 401(a) and 501 of the Code. If the Internal Revenue Service shall determine that this Plan and the Trust Agreement do not initially qualify, the Plan Administrator, upon the written request of the Bank, shall direct the Trustee to pay to the Participants the then current value of their Deferral Contributions under
Article VI and to return to the Bank the then current value of any Bank contributions under Article IV within one year following the denial of initial qualification. The preceding sentence shall apply only if an application for a determination letter with respect to the initial qualification of the Plan is made within the time prescribed by law for filing the Bank's federal income tax return for the taxable year in which the Plan is adopted or on or before such later date as the Secretary of the Treasury may prescribe.

     Section 18.4 All contributions hereunder are made on the condition that they are deductible under Section 404 of the Code. If the Internal Revenue Service shall determine that any portion of the Deferral Contributions and/or the Bank's contribution for a Plan Year is not deductible, the Plan Administrator, upon the written request of the Bank, shall direct the Trustee to return to the Bank the lesser of such disallowed portion or its then current value within one year following the disallowance of the deduction.

                              A R T I C L E  XIX
                              ------------------

                           Miscellaneous Provisions
                           ------------------------

     Section 19.1 Any provision of this Plan or the Trust Agreement susceptible to more than one interpretation shall be interpreted in a manner that is consistent with this Plan and the Trust Agreement being an employees' plan and trust within the meaning of Sections 401(a) and 501 of the Code.

     Section 19.2 The Bank, the Plan Administrator and the Trustee shall be discharged from liability in acting upon any representation by an individual of any fact affecting such individual's status under this Plan or upon any notice, request, consent, letter, telegram or other document believed by them, or any of them, to be genuine and to have been signed or sent by the proper person.

     Section 19.3 This Plan shall not merge or consolidate with another plan or transfer assets and liabilities to another trust, unless each Participant shall, in the event of plan termination immediately after the merger, consolidation or transfer, be entitled to a benefit at least equal to the benefit such Participant would have been entitled to receive if this Plan had terminated immediately prior to such merger, consolidation or transfer. In any transaction described in the preceding sentence, the Trust Fund shall be allocated in accordance with Code Section 414(l).

     Section 19.4 This Plan shall be construed according to the laws of the state of Connecticut, except as such laws are superseded by federal law.



                               A R T I C L E  XX
                               -----------------

                                   Amendment
                                   ---------


     Section 20.1 The Bank, by resolution adopted by its board of directors, shall have the right to amend this Plan at any time and from time to time. Subject to Section 20.3, any such amendment may be made retroactively effective.

     Section 20.2 The Plan Administrator shall have the right to amend this Plan to meet the requirements of law or to protect the rights of the Participants. If the Bank, or any other corporation, is the Plan Administrator, an amendment under this section shall be made by resolution of its board of directors.

     Section 20.3 Except to the extent required to qualify this Plan and the Trust Agreement under Sections 401(a) and 501 of the Code, or as a condition of continued qualification thereunder, no amendment shall be made which would have any of the following effects:

     (a) Deprive any Beneficiary of a then deceased Participant of the right to receive the benefits to which the Beneficiary may be entitled hereunder.

     (b) Deprive any then Retired or Disabled Participant of the benefits to which such individual is entitled hereunder.

     (c) Deprive any then Terminated Participant of the benefits to which such individual is entitled hereunder.

     (d) Deprive any then Participant of any of the proportionate interest in the Trust Fund to which such individual would be entitled were such individual to terminate employment on the date of such amendment.


                              A R T I C L E  XXI
                              ------------------

                              Termination of Plan
                              -------------------

     Section 21.1 Although the Bank expects to continue the Plan and the contributions to the Trust Fund indefinitely, the Bank may, by action of its board of directors, terminate the Plan in its entirety at any time.

     Section 21.2 (a) The Plan Administrator shall notify the Trustee in writing of the termination of the Plan or the complete discontinuance of contributions to the Trust Fund. After the Plan has been terminated and after complying with all applicable laws and regulations, the Trustee shall, upon direction by the Bank, terminate the Trust Fund by distributing the assets thereof as soon as practicable in accordance with this Article. All of the provisions of the Plan and Trust Agreement shall remain in effect, other than any provision requiring contributions by the Bank.

     (b) Upon the termination of the Plan or the complete discontinuance of contributions to the Trust Fund, except as provided in Article XVIII, the rights of each Participant, Retired Participant, Disabled Participant, Terminated Participant, and each

Beneficiary of a deceased Participant, to the amounts credited to such individual's Accounts as of the date of such termination or discontinuance shall become nonforfeitable. Subject to subsection (f), such amounts shall be held, administered and distributed by the Trustee and the Plan Administrator in the manner provided in this Article.

     (c) Upon the partial termination of the Plan, the rights of each Participant affected by such partial termination, including a Retired, Disabled or Terminated Participant, and each Beneficiary of a deceased Participant, to the amounts credited to such individual's Accounts as of the date of such partial termination shall be nonforfeitable. Such amounts shall be distributed in accordance with the provisions of the Plan.

     (d) Any funds held in a Suspense Account under Section 8.5(b)(ii)(B) at the time of the termination of the Plan or a complete discontinuance of contributions shall be allocated among the Participants for whom Regular Accounts are being maintained in the manner set forth in Section 5.2. Any such allocation shall be subject to Sections 8.2 and 8.3.

     (e) Upon Plan termination, except as provided in subsection (f), the amounts credited to the Accounts of each Participant, Retired Participant, Disabled Participant or Terminated Participant, and each Beneficiary of a deceased Participant shall be distributed to the individual free of trust, in a lump sum.

     (f) The value of the Accounts of a Retired, Disabled or Terminated Participant, or the Beneficiary of any deceased Participant who is receiving installments from the Trust Fund at the time of its termination shall be applied toward the purchase of an annuity Contract for such Participant or Beneficiary, if in the judgment of the Trustee it is practical to do so. Such annuity shall provide for the payment of the undistributed funds over a period not extending beyond the period over which the remaining installments would have been paid if the Trust Fund had not been terminated.

     Section 21.3 The Trustee's fees and expenses of administration of the Trust Fund and other expenses incident to the termination and distribution of the Trust Fund incurred after the termination of the Plan shall be paid from the Trust Fund, unless paid by the Bank.

                              A R T I C L E  XXII
                              -------------------

                           Top-Heavy Plan Provisions
                           -------------------------


     Section 22.1   For purposes of this Article XXII:

     (a) (i) "Top-heavy plan" means this Plan for any Plan Year in which, as of the determination date:

               (A) it is not included in an aggregation group and the sum of the account balances of key employees exceeds 60% of the sum of all account balances under the Plan; or

               (B) it is required to be included in a top-heavy group.

         (ii) Except as otherwise provided in paragraph (iii), paragraph (i)(A) shall be applied by taking into account distributions made to any employee or beneficiary during the five year period ending on the determination date and any amount distributed under a terminated plan which would have been required to be included in the aggregation group.

        (iii)  Paragraph (i)(A) shall be applied by disregarding:

               (A) deductible voluntary contributions;
               (B) the account balance of a former key employee (or the beneficiary of a former key employee) for all Plan Years after ceasing to be a key employee;

               (C) for Plan Years beginning after December 31, 1984, the account balance of an individual who has not performed services for the Affiliated Group at any time during the five year period ending on the determination date;

               (D) any account balance attributable to employer contributions rolled over or transferred to an individual's Rollover Account after December 31, 1983, which contributions were originally made to a qualified retirement plan maintained by an employer other than a member of the Affiliated Group or were otherwise rolled over or transferred into the Trust Fund at the discretion of the individual; and

               (E) benefits paid on account of death, to the extent such benefits exceed the individual's account balance existing immediately prior to death.

The account balance of an individual that has been disregarded under subparagraph (C) shall be taken into account on the determination date next following the date on which such individual again performs services for the Affiliated Group.

     (b) "Top-heavy group" means the aggregation group which, if viewed as a single plan, would be a top-heavy plan. For purposes of the preceding sentence, the determination of the present value of an accrued benefit shall be based only on the interest rate and mortality tables used by the defined benefit retirement plan under which such benefit accrued. In determining whether the aggregation group is top-heavy, the accrued benefits or the account balances of all plans shall be valued as of the determination dates for such plans that fall within the same calendar year. The accrued benefit of any non-key employee shall be determined for plan years beginning after 1986 under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the aggregation group or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

     (c) "Determination date" means, for this Plan and any other plan included in the aggregation group, the last day of such plan's preceding plan year, or in the case of the first plan year of the plan, the last day of such plan year.

     (d)  (i)  "Aggregation group" means:

               (A) Each qualified defined benefit and defined contribution retirement plan of the Affiliated Group in which a key employee is or was a participant within the period of five Plan Years ending on the determination date;

               (B) Each other qualified defined benefit and defined contribution retirement plan of the Affiliated Group that enables any plan described in subparagraph (A) to meet the qualification requirements of the Code; and

               (C) All other qualified defined benefit or defined contribution retirement plans of the Affiliated Group elected by the Plan Administrator that do not cause the aggregation group to violate the qualification requirements of the Code.

         (ii) For purposes of this subsection, a qualified retirement plan shall include frozen plans and any terminated plans which were maintained within the period of five Plan Years ending on the determination date.

     (e) (i) "Key employee" means an employee who, at any time during the Plan Year containing the determination date, or during any of the four Plan Years immediately preceding such Plan Year, was:

               (A) An officer of any member of the Affiliated Group whose earnings exceed 50% of the dollar limitation described in Code Section 415(b)(1)(A) as adjusted under Code Section 415(d);

               (B) An employee or a self-employed individual as described in
          Section 401(c)(1) of the Code having earnings from the Affiliated Group exceeding the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which the Plan Year ends and owning an interest in the Affiliated Group that is both more than a one-half percent interest in value and one of the ten largest interests in the Affiliated Group;

               (C) An owner of more than a 5% interest in a member of the Affiliated Group; or

               (D) An owner of more than a 1% interest in a member of the Affiliated Group whose earnings from the Affiliated Group exceed $150,000 for the Plan Year.

         (ii) For purposes of this subsection, the term "employee" includes a terminated, retired, disabled, deceased or part-time employee, and a leased employee within the meaning of Code Section 414(n)(2). A beneficiary of an individual described in this subsection shall be considered a key employee.

        (iii) For purposes of paragraph (i)(A), if there are more than three officers of the Affiliated Group, no more than 10% of all employees of the Affiliated Group, based on the highest number of employees within the five Plan Years preceding the determination date, to a maximum of 50, shall be treated as officers. In determining the number of employees of the Affiliated Group for purposes of the preceding sentence, employees described in subsection (b)(v) of the definition herein of a Highly Compensated Employee shall not be taken into account. Individuals performing executive functions for sole proprietorships, partnerships, associations and trusts that are members of the Affiliated Group during Plan Years beginning after February 28, 1985, shall be treated as officers.

         (iv) For purposes of paragraph (i)(B), if two employees or self-employed individuals have the same ownership interest in the Affiliated Group, the employee or self-employed individual having the larger annual earnings for the Plan Year during any part of which such ownership interest existed shall be treated as having the larger ownership interest.

          (v) In determining ownership, the constructive ownership provisions of
     Section 318 of the Code shall be applied by utilizing a 5% test in lieu of the 50% test set forth in subparagraph (a)(2)(C) thereof. The aggregation rules of Section 414(b), (c), (m) and (o) of the Code shall not apply for purposes of determining ownership.

     (f) "Non-key employee" means any employee who is not a key employee.

     (g) "Earnings" means (i) for purposes of this section other than subsection
(e), amounts paid to an individual by any member of the Affiliated Group for a Plan Year, including salary and wages, overtime pay, bonuses, commissions and taxable fringe benefits, but shall not include employer contributions (including elective amounts deferred under an arrangement described in Section 401(k) of the Code) under the Plan or any other plan of the Affiliated Group or any fringe benefits which are nontaxable to employees; and (ii) for purposes of subsection
(e), "earnings" as defined in subsection (b)(iii) of the definition herein of a Highly Compensated Employee. Except for purposes of determining status as a key employee under subsection (e), an individual's earnings for any year shall be deemed not to exceed $200,000 (or, for Plan Years after 1993, $150,000), as adjusted under Section 401(a)(17) of the Code.

     (h) "Average earnings" means the average of a Participant's earnings for the five consecutive years of service which produce the highest average. In determining average earnings, any year in the five consecutive year period in which a year of service was not earned shall not be counted. If a Participant has completed less than five years of service, the average of the earnings for all years of service shall be used. Earnings received for years of service beginning after the close of the last Plan Year in which the Plan is top-heavy shall be disregarded.

     (i) "Defined benefit minimum" means an annual retirement benefit (expressed as a single life annuity beginning at normal retirement date with no ancillary benefits) derived from contributions from the Affiliated Group equal to 2% of a non-key employee's average earnings multiplied by the number of years of service not in excess of 10. There shall be taken into account only those years of service during which the defined benefit retirement plan or plans in which such non-key employee participates are included in a top-heavy group.

     (j) "Year(s) of service" means the period of service used to determine the vested percentage of a Participant's benefits under a defined benefit or defined contribution retirement plan of any member of the Affiliated Group.

     Section 22.2 Except where provided otherwise, the following sections of this Article shall apply for any Plan Year during which this Plan is a top-heavy plan.

     Section 22.3 (a) Subject to the provisions of subsection (b), there shall be allocated to the Regular Account of each non-key employee who is a Participant in this Plan and who has not separated from service with the Bank at the end of the Plan Year Bank contributions and forfeitures equal to the lesser of (i) 3% of such Participant's earnings for the Plan Year or (ii) the percentage amount of earnings allocated or required to be allocated to the key employee receiving the highest such percentage for the Plan Year under this and all other defined contribution retirement plans required to be included in an aggregation group. Clause (ii) of the preceding sentence shall not apply if this Plan and a defined benefit retirement plan are required to be included in an aggregation group and this Plan enables such other plan to meet the qualification requirements of the Code. Effective for Plan Years beginning after 1988, Bank contributions on behalf of key employees that are attributable to amounts deferred under an arrangement described in Section 401(k) of the Code shall be taken into account for purposes of determining the percentage amount described in clause (ii) of the first sentence of this subsection, but such contributions on behalf of non-key employees shall not be taken into account for purposes of satisfying the requirements of this section. Effective for Plan Years beginning after 1988, employer matching contributions (as defined in Section 7.1(i)) allocated to a non-key employee that are used to satisfy the requirements of Section 401(k) or 401(m) of the Code shall not be treated as Bank contributions for purposes of satisfying the requirements of this section.

     (b) If a non-key employee participates in two or more top-heavy defined contribution retirement plans of the Affiliated Group, the minimum contribution requirements of subsection (a) may be satisfied by combining the contributions provided under such plans. A non-key employee who during any Plan Year participates in one or more top-heavy defined benefit retirement plans and one or more top-heavy defined contribution retirement plans of the Affiliated Group shall receive in lieu of the amount required by subsection (a), a benefit accrued for the year under the defined benefit retirement plan or plans at least equal to the defined benefit minimum.

     Section 22.4 (a) If the requirements of subsection (b) are not satisfied, the dollar limitations described in Section 8.3(b)(i) and (c)(i) shall not be multiplied by 125% but shall be multiplied by 100%.

     (b) The requirements of this subsection are satisfied if:

          (i) a Participant who participates in one or more top-heavy defined benefit retirement plans and one or more top-heavy defined contribution retirement plans of the aggregation group does not accrue a benefit or receive an annual addition under such plans for any limitation year beginning or ending within the Plan Year for which such plans are top-heavy; or

         (ii) (A) the aggregate present value of the accrued benefits and account balances for key employees under all qualified retirement plans included in the aggregation group exceeds 60% but does not exceed 90% of the aggregate present value of the accrued benefits and account balances for all employees, and

               (B) 3% is substituted for 2% in Section 22.1(i) and 4% is substituted for 3% in Section 22.3(a)(i).

     Section 22.5 The eligibility of a non-key employee who is a Participant in the Plan for an allocation under Sections 22.3 and 22.4(b)(ii)(B) shall be determined without regard to the following: (a) completion of a minimum number of Hours of Service during the applicable Plan Year or (b) exclusion from participation or failure to accrue a benefit by reason of Compensation being less than a stated amount or failure to make mandatory contributions for such Plan Year.


                             A R T I C L E  XXIII
                             --------------------

                            Participant Withdrawals
                            -----------------------


     Section 23.1 Effective October 1, 1994, a Participant who has attained age 59-1/2 may make a withdrawal of all or a portion of the funds in such Participant's Deferral Contributions and Regular Accounts.

     Section 23.2   (a)  A Participant may make a withdrawal under this Section
23.2 from such Participant's Deferral Contributions Account. Withdrawals under this section may not exceed the sum of (i) the Deferral Contributions allocated to such Account (taking into account any prior hardship withdrawals) and (ii) the net earnings attributable thereto as of December 31, 1988. No other funds may be withdrawn from a Participant's Deferral Contributions Account under this section.

     (b) The Plan Administrator shall approve a request for a withdrawal under this section only if the withdrawal is for:

          (i) expenses for medical care described in Section 213(d) of the Code that have been incurred by the Participant, the Participant's spouse or an individual claimed as a dependent by the Participant for federal income tax purposes, including a withdrawal that is necessary to enable any such individual to obtain such medical care;

         (ii) the payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant, for the spouse or a child of the Participant or for an individual claimed as a dependent by the Participant for federal income tax purposes;

        (iii) costs, other than mortgage payments, directly related to the purchase of a principal residence for the Participant; or

        (iv) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on the Participant's principal residence.

     (c) A withdrawal may be made under this section only if all of the following requirements are satisfied:

         (i) The amount of the withdrawal may not exceed the sum of the applicable expense described in subsection (b) and any amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal.

        (ii) Before receiving the withdrawal, the Participant shall have received all distributions (including distributions under Sections 23.3 and 25.2), other than hardship withdrawals, and all nontaxable loans available under all qualified retirement plans of the Affiliated Group.

       (iii) Upon receiving a withdrawal under this section, the Participant shall be suspended for 12 months from making elective contributions and employee contributions (other than mandatory employee contributions to a defined benefit plan) under this Plan and under any other qualified or nonqualified deferred compensation plan of the Affiliated Group.

        (iv) The sum of the Participant's Deferral Contributions and elective contributions under any other qualified retirement plan of the Affiliated Group for the calendar year following the calendar year of the withdrawal shall not exceed the dollar limitation described in Section 6.4 for such following year, reduced by the amount of the Participant's elective contributions for the calendar year of the withdrawal.

     Section 23.3 A Participant may make withdrawals from the Rollover Account of (i) an amount up to the total current value of any after-tax contributions made by the Participant to the Bank's Employee's Thrift Incentive Plan that are held under such Rollover Account, and (ii) an amount up to the total current value of amounts contributed by the Bank to its Employee's Thrift Incentive Plan that are held under such Rollover Account, excluding those amounts attributable to Bank contributions made within the two-year period immediately preceding the withdrawal date.

     Section 23.4 Withdrawals under this Article may only be made as of a Valuation Date coinciding with or following the Plan Administrator's receipt of a request for withdrawal. A Participant's written request for a withdrawal under this Article must be filed with the Plan Administrator in accordance with the rules of Article XII. Such withdrawals are subject to the requirements of
Section 13.4. The Plan Administrator shall notify the Trustee of the amount to be withdrawn, and the Trustee shall disburse such amount directly to the Participant.

     Section 23.5 No amount withdrawn under this Article may be recontributed to the Plan.

     Section 23.6 Amounts withdrawn under this Article may, in addition to applicable income taxes, be subject to the tax on early distributions imposed by
Section 72(t) of the Code.


                              A R T I C L E  XXIV
                              -------------------

             Joint and Survivor Benefits For Certain Participants
             ----------------------------------------------------


     Section 24.1 (a) This Article XXIV shall apply to a Participant who is credited with an Hour of Service after August 22, 1984, and with respect to whom amounts held under this Plan are attributable, in whole or in part, to amounts transferred to the Trust Fund after 1984 directly or indirectly from a qualified plan to which the requirements of Section 401(a)(11) of the Code apply.

     (b) (i) In the case of a Participant who is not married on the Annuity Starting Date, benefits attributable to amounts described in subsection (a) shall be paid in the form of an annuity for the Participant's life unless the Participant elects to receive benefit payments in another form.

         (ii) In the case of a Participant who is married on the Annuity Starting Date, benefits attributable to amounts described in subsection (a) shall be paid in the form of the qualified joint and survivor annuity described in subsection (c).

        (iii) Benefits attributable to amounts described in subsection (a) which become payable upon the death, prior to the Annuity Starting Date, of a Participant who was married throughout the one-year period ending on the date of death shall be paid in the form of the qualified preretirement survivor annuity described in subsection (d).

         (iv) Paragraphs (ii) and (iii) shall not apply if the Participant and the Participant's spouse waive the qualified joint and survivor annuity or qualified preretirement survivor annuity under Section 24.2.

     (c) A qualified joint and survivor annuity is an immediate annuity payable to a Participant for life with annuity payments equal to 1/2 of the Participant's annuity payments continuing to the surviving spouse upon the death of the Participant.

     (d) A qualified preretirement survivor annuity is an annuity for the life of the surviving spouse of a Participant which is the actuarial equivalent of:

          (i) in the case of a Participant who becomes a Terminated Participant before Normal Retirement Date and dies before the Annuity Starting Date, the portion of the Participant's Accounts attributable to amounts described in subsection (a); and

         (ii) in the case of any other Participant who dies before the Annuity Starting Date, the value of the Participant's Accounts attributable to amounts described in subsection (a).

For purposes of this subsection, the value of the Participant's Accounts shall be determined as of the last day of the Plan Year quarter in which the Plan Administrator receives an Application for Benefits under Article XII.

     Section 24.2 (a) An election to waive the life annuity, the qualified joint and survivor annuity or the qualified preretirement survivor annuity must be made in writing by the Participant during the applicable period specified in subsection (c), and, in the case of a married Participant, must include the written consent of the Participant's spouse. Such consent must be witnessed by a Plan representative or a notary public, and must specifically acknowledge the effect of such election, any other designated Beneficiary and, in the case of a waiver of the joint and survivor annuity, the form of payment elected. A consent under this subsection shall not be binding on a subsequent spouse. No consent shall be required if it is established to the satisfaction of the Plan Administrator that it cannot be obtained because there is no spouse or the spouse cannot be located, or under such other circumstances as may be prescribed by Regulations. Any election under this subsection may be revoked in writing without the consent of the spouse at any time during the election period. A change in designated Beneficiary made subsequent to a spousal consent shall be deemed to be a revocation of the waiver. Any subsequent election to waive an annuity described in this subsection must comply with the requirements of this subsection.

     (b) Not less than 30 days and not more than 90 days before the Annuity Starting Date, the Plan Administrator shall provide each Participant to whom this Article applies with a written explanation of:

          (i) the terms and conditions of the qualified joint and survivor annuity or, in the case of an unmarried Participant, the terms of the life annuity;

         (ii) the Participant's right to waive the qualified joint and survivor annuity or, if the Participant is unmarried, the life annuity, and the effect of a waiver;

        (iii) a description of the material features and relative values of the optional forms of payment available under the Plan;

         (iv) the requirements that the Participant's spouse consent to any waiver of the joint and survivor annuity and that the spouse's consent specifically acknowledge the effect of such waiver, any designated Beneficiary and the form of payment elected; and

          (v) the Participant's right to revoke the waiver and the effect of such revocation.

     (c) (i) The election period with respect to the qualified joint and survivor annuity and the life annuity is the 90-day period ending on the Annuity Starting Date.

         (ii) The election period with respect to the qualified preretirement survivor annuity begins on the first day of the Plan Year in which the Participant attains age 35 or, if later, the date the individual becomes a Participant, and ends on the earlier of the date benefits commence or the date of the Participant's death. If a Participant to whom this Article applies separates from service prior to the beginning of the election period, the election period shall begin on the date of separation from service.

     (d) (i) The Plan Administrator shall provide each Participant to whom this Article applies with a written explanation of the preretirement survivor annuity containing information comparable to that required by subsection (b). Subject to paragraph (ii), such written explanation shall be provided during whichever of the following four periods ends last:

               (A) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35.

               (B) The 12-month period commencing on the date the individual becomes a Participant.

               (C) The 12-month period commencing on the date the preretirement survivor annuity is no longer subsidized within the meaning of Section 1.401(a)-20 of the Regulations.

               (D) The 12-month period commencing on the date on which the preretirement survivor annuity first becomes effective with respect to the Participant.

         (ii) In the case of a Participant who separates from service with the Bank before attaining age 35, the written explanation required by this subsection shall be provided during the 12-month period commencing on the date of separation from service.


                               A R T I C L E  XXV
                               ------------------

                     Participant's Voluntary Contributions
                     -------------------------------------

     Section 25.1   Subject to the limitations of this Article XXV and of
Article VIII, a Participant may make after-tax contributions to the Trust Fund under procedures established by the Plan Adminis-trator. A Participant's voluntary contributions shall be held in a Voluntary Account established for such Participant, and shall be invested, together with the Bank's contributions, as provided in the Trust Agreement. There shall be no obligation on the part of any Participant to contribute hereunder, and participation in this Plan shall not be contingent upon such voluntary contributions.

     Section 25.2 (a) Subject to subsections (b) and (c), the amount credited to a Participant's Voluntary Account shall be held until such Participant's retirement, death or disability and shall then be distributed in accordance with the provisions of this Plan.

     (b) A Participant or Terminated Participant shall be entitled to receive a distribution of a Voluntary Account in accordance with Article XI.

     (c) A Participant who has made voluntary contributions may elect to withdraw from the Trust Fund all or a portion of the amounts credited to a Voluntary Account. The aggregate of such withdrawals shall not exceed the total amount of such Participant's voluntary contributions and earnings thereon, less the amount of the Trustee's termination or partial termination charges, if any. The amount credited to a Participant's Voluntary Account shall be determined as of the Valuation Date coinciding with or next following the receipt by the Plan Administrator of the Participant's election to make such withdrawal. Any such election to make a withdrawal must be submitted in accordance with Article XII. The taxable portion of a withdrawal under this Article will be subject to the requirements of Section 13.4.

     Section 25.3 Voluntary contributions made under this Article shall be subject to the requirements of Article VII.


     Dated this      day of             , 19  .


Witness:                            THE SAVINGS BANK OF MANCHESTER


__________________________          By____________________________
                                      Title:

                              ELEVENTH AMENDMENT
                              ------------------

                                      TO
                                      --

                        THE SAVINGS BANK OF MANCHESTER
                        ------------------------------

                                 SAVINGS PLAN
                                 ------------


     Pursuant to a resolution of its Board of Directors, THE SAVINGS BANK OF MANCHESTER, a mutual savings bank organized under the laws of the state of Connecticut, has adopted this Eleventh Amendment to its Savings Plan, effective as of January 1, 1995:

     1. Article IV of said Plan shall be amended by deleting Section 4.1 thereof and substituting therefor the following:

     "Section 4.1 (a) Subject to the provisions of this Plan and the Trust Agreement, the Bank may make matching contributions for a Plan Year if the board of directors of the Bank so resolves. In such event, matching contributions shall be made on behalf of an eligible Participant who elects under Article VI to defer a portion of Compensation. The board of directors of the Bank shall determine the rate of matching contributions, if any, for each Plan Year. Anything herein to the contrary notwithstanding, matching contributions shall be allocated to a Participant's Regular Account for a Plan Year only if (i) the Participant was employed as an Employee for at least 501 Hours of Service or has Employment Status on the last day of the Plan Year, (ii) the Participant died or became a Retired or Disabled Participant during the Plan Year, or (iii) the Participant separated from service with the Bank during the Plan Year after becoming eligible for early retirement under The Savings Bank of Manchester Defined Benefit Pension Plan.

     (b) Contributions made under this section shall be immediately nonforfeitable and shall be subject to the restrictions on distribution set forth in Section 6.5. Notwithstanding the preceding sentence or any contrary provision of Section 11.2, as of the last day of each Plan Year any portion of the contributions made for such Plan Year under subsection (a) that is attributable to Deferral Contributions distributed under Section 6.4(c) or (d) or to Deferral Contributions distributed under Section 7.7(c) or Section 8.5(b)(i) shall be forfeited and applied in accordance with Section 4.3(b)."


     Dated this           day of             , 19  .


Witness:                      THE SAVINGS BANK OF MANCHESTER

_______________________       By_____________________________
                                Title:

                               TWELFTH AMENDMENT
                               -----------------

                                      TO
                                      --

                        THE SAVINGS BANK OF MANCHESTER
                        ------------------------------

                                 SAVINGS PLAN
                                 ------------

     Pursuant to a resolution of its Board of Directors, THE SAVINGS BANK OF MANCHESTER, a mutual savings bank organized under the laws of the state of Connecticut, has adopted this Twelfth Amendment to its Savings Plan, effective as of January 1, 1996:

     1. Article IV of said Plan shall be amended by deleting Section 4.1(a) thereof and substituting therefor the following:

     "Section 4.1   (a)  Subject to the provisions of this Plan and the Trust
Agreement, the Bank may make matching contributions for a Plan Year if the board of directors of the Bank so resolves. In such event, matching contributions shall be made on behalf of an eligible Participant who elects under Article VI to defer a portion of Compensation. The board of directors of the Bank shall determine the rate of matching contributions, if any, for each Plan Year. Anything herein to the contrary notwithstanding, matching contributions shall be allocated to a Participant's Regular Account for a Plan Year only if (i) the Participant was employed as an Employee for at least 1,000 Hours of Service and has Employment Status on the last day of the Plan Year, (ii) the Participant died or became a Retired or Disabled Participant during the Plan Year, or (iii) the Participant separated from service with the Bank during the Plan Year after becoming eligible for early retirement under The Savings Bank of Manchester Defined Benefit Pension Plan." Anything herein to the contrary notwithstanding, matching contributions shall be allocated to the Regular Account of a Participant who makes elective 401(k) contributions for the 1996 Plan Year if the Participant is credited with at least 501 Hours of Service for that year.

     2. Article XVI of said Plan shall be amended by deleting Section 16.14 thereof and substituting therefor the following:

     "Section 16.14   The reasonable expenses of administering the Plan,
including legal, accounting, actuarial and investment advisory fees, shall be paid out of the Trust Fund to the extent permitted under Sections 403(c)(1) and 404(a)(1)(A) of the Act, unless the Bank chooses to pay such expenses."


     Dated this           day of             , 19  .


Witness:                            THE SAVINGS BANK OF MANCHESTER


_______________________             By_____________________________
                                      Title:

                              THIRTEENTH AMENDMENT
                              --------------------
                                       TO
                                       --
                         THE SAVINGS BANK OF MANCHESTER
                         ------------------------------
                                  SAVINGS PLAN
                                  ------------


     Pursuant to a resolution of its Board of Directors, THE SAVINGS BANK OF MANCHESTER, a mutual savings bank organized under the laws of the State of Connecticut, has adopted this Thirteenth Amendment to its Savings Plan, effective January 1, 1999:

     1. Article II of the Plan shall be amended by deleting the definition of "Bank" and substituting therefor the following:

     "'Bank' means The Savings Bank of Manchester, the Savings Bank of Manchester Mortgage Company, Inc., or any successor entity or other business organization which shall assume the obligations of this Plan with respect to its employees by signing an agreement of participation with the Principal Employer. Any reference to the 'Bank' shall be read as a reference to the business entity by which a Participant is employed at a particular time."

     2. Article II of the Plan shall be further amended by deleting the definition of "Plan Administrator" and substituting therefor the following:

     "'Plan Administrator' means the person, persons or entity designated by the board of directors of the Principal Employer in accordance with Article XVI.
The Plan Administrator shall be a named fiduciary with respect to this Plan."

     3. Article II of the Plan shall be further amended by adding the following new definition of "Principal Employer":

     "'Principal Employer' means The Savings Bank of Manchester."

     4. Article II of the Plan shall be further amended by deleting the definition of "Trust Agreement" and substituting therefor the following:

     "'Trust Agreement' means the agreement entered into between the Principal Employer and the Trustee."

     5. Article II of the Plan shall be further amended by deleting the definition of "Trustee" and substituting therefor the following:

     "'Trustee' means the corporation or individual selected by the Principal Employer to serve as Trustee under the Trust Agreement."

     6. Article IV of the Plan shall be amended by deleting Section 4.1(a) thereof and substituting therefor the following:

     "Section 4.1   (a)  Subject to the provisions of this Plan and the Trust
Agreement, the Bank may make matching contributions for a Plan Year if the board of directors of the Principal Employer so resolves. In such event, matching contributions shall be made on behalf of an eligible Participant who elects under Article VI to defer a portion of Compensation. The board of directors of the Principal Employer shall determine the rate of matching contributions, if any, for each Plan Year. Anything herein to the contrary notwithstanding, matching contributions shall be allocated to a Participant's Regular Account for a Plan Year only if (i) the Participant was employed as an Employee for at least 1,000 Hours of Service and has Employment Status on the last day of the Plan Year, (ii) the Participant died or became a Retired or Disabled Participant during the Plan Year, or (iii) the Participant separated from service with the Bank during the Plan Year after becoming eligible for early retirement under The Savings Bank of Manchester Defined Benefit Pension Plan."

     7.   Article IV of the Plan shall be further amended by deleting Section
4.2 thereof and substituting therefor the following:

     "Section 4.2   The Bank may make contributions for any Plan Year in
addition to the contributions made under Section 4.1 as the board of directors of the Principal Employer may direct. Such contributions shall be allocated to a Participant's Regular Account in accordance with Section 5.2."

     8. Article VII of the Plan shall be amended by deleting Section 7.7(a) thereof and substituting therefor the following:

     "Section 7.7   (a)  If, but for this subsection, contributions for a Plan
Year would not satisfy the tests of Section 7.2, 7.3 or 7.4, the Bank may make such additional contributions as the board of directors of the Principal Employer shall direct until the actual deferral percentage or the actual contribution percentage of the Highly Compensated Employees satisfies Section 7.2, 7.3 or 7.4. Contributions under this subsection shall be immediately nonforfeitable and shall be subject to the restrictions on distribution set forth in Section 6.5, except that paragraph (vi) of Section 6.5(a) shall not apply to such contributions. Contributions under this subsection shall be allocated among the Participants who are not Highly Compensated Employees so that the same dollar amount is allocated to each such Participant. Contributions by the Bank under this subsection are subject to the limitations on deductions described in Section 4.4."

     9. Article VIII of the Plan shall be amended by deleting Section 8.1(d) thereof and substituting therefor the following:

     "(d) 'Limitation Year' means the calendar year unless otherwise designated by resolution of the board of directors of the Principal Employer."

     10. Article XI of the Plan shall be amended by deleting Section 11.3 thereof and substituting therefor the following:

     "Section 11.3       In the event the Principal Employer shall adopt an
amendment changing the vesting provisions of the Plan, or any other amendment that directly or indirectly affects the computation of the vested percentage of a Participant's Accounts, any Participant who has at least three years of employment as an Employee may elect to have the vested percentage determined in accordance with the vesting schedule in effect immediately prior to the effective date of the amendment, unless the individual's vested percentage under the Plan, as amended, cannot at any time be less than such percentage determined without regard to such amendment. Such election shall be made in writing and be filed with the Plan Administrator by the latest of (i) 60 days after the amendment is adopted, (ii) 60 days after the amendment becomes effective, or
(iii) 60 days after written notice of the amendment is issued to the Participant by the Plan Administrator. The Participant must have completed the required three years by the latest date on which an election may be filed hereunder. Anything in Section 11.2 to the contrary notwithstanding, a Participant or Terminated Participant's vested percentage shall not be less than the percentage to which the individual would have been entitled in the event of separation from service immediately prior to the date such amendment is adopted or the effective date of such amendment, whichever is later."

     11. Article XVI of the Plan shall be amended by deleting Section 16.2 thereof and substituting therefor the following:

     "Section 16.2       The board of directors of the Principal Employer shall
have the power to designate the Plan Administrator. If no Plan Administrator has been designated, the Principal Employer shall serve as the Plan Administrator."

     12.  Article XVI of the Plan shall be further amended by deleting Section
16.11 thereof and substituting therefor the following:

     "Section 16.11      A Plan Administrator who is also a Participant
hereunder shall not vote upon any question affecting his or her benefits under this Plan, and hereby agrees to be bound by the decision of the remaining persons serving as the Plan Administrator, or if they are unable to agree or if there is only one person serving as Plan Administrator, by the decision of the board of directors of the Principal Employer."

     13. Article XVIII of the Plan shall be amended by deleting Sections 18.3 and 18.4 thereof and substituting therefor the following:

     "Section 18.3       All contributions hereunder are made on the condition
that this Plan and the Trust Agreement initially qualify under Sections 401(a) and 501 of the Code. If the Internal Revenue Service shall determine that this Plan and the Trust Agreement do not initially qualify, the Plan Administrator, upon the written request of the Principal Employer, shall direct the Trustee to pay to the Participants the then current value of their Deferral Contributions under Article VI and to return to the Bank the then current value of any Bank contributions under
Article IV within one year following the denial of initial qualification. The preceding sentence shall apply only if an application for a determination letter with respect to the initial qualification of the Plan is made within the time prescribed by law for filing the Bank's federal income tax return for the taxable year in which the Plan is adopted or on or before such later date as the Secretary of the Treasury may prescribe.

     Section 18.4 All contributions hereunder are made on the condition that they are deductible under Section 404 of the Code. If the Internal Revenue Service shall determine that any portion of the Deferral Contributions and/or the Bank's contribution for a Plan Year is not deductible, the Plan Administrator, upon the written request of the Principal Employer, shall direct the Trustee to return to the Bank the lesser of such disallowed portion or its then current value within one year following the disallowance of the deduction."

     14.  Article XX of the Plan shall be amended by deleting Sections 20.1 and
20.2 thereof and substituting therefor the following:

     "Section 20.1 The Principal Employer, by resolution adopted by its board of directors, shall have the right to amend this Plan at any time and from time to time. Subject to Section 20.3, any such amendment may be made retroactively effective.

     Section 20.2 The Plan Administrator shall have the right to amend this Plan to meet the requirements of law or to protect the rights of the Participants. If the Principal Employer, or any other entity, is the Plan Administrator, an amendment under this Section shall be made by resolution of its board of directors."

     15. Article XXI of the Plan shall be amended by deleting Section 21.1 thereof and substituting therefor the following:

     "Section 21.1 Although the Bank expects to continue the Plan and the contributions to the Trust Fund indefinitely, the Principal Employer may, by action of its board of directors, terminate the Plan in its entirety at any time."

     16. Article XXI of the Plan shall be further amended by deleting Section 21.2(a) thereof and substituting therefor the following:

     "Section 21.2 (a) The Plan Administrator shall notify the Trustee in writing of the termination of the Plan or the complete discontinuance of contributions to the Trust Fund. After the Plan has been terminated and after complying with all applicable laws and regulations, the Trustee shall, upon direction by the Principal Employer, terminate the Trust Fund by distributing the assets thereof as soon as practicable in accordance with this Article. All of the provisions of the Plan and Trust Agreement shall remain in effect, other than any provision requiring contributions by the Bank."

     Dated this               day of                , 19  .


Witness:                            THE SAVINGS BANK OF MANCHESTER


________________________________    By: _______________________________
                                        Title: